**FINAL**
                           $929,650,000 (APPROXIMATE)

                      ASSET BACKED SECURITIES CORPORATION
                    HOME EQUITY LOAN TRUST, SERIES 1999-LB1

                         TERM SHEET DATED JULY 7, 1999

                      ASSET BACKED SECURITIES CORPORATION
                                   DEPOSITOR

                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                     SELLER

                          LONG BEACH MORTGAGE COMPANY
                                    SERVICER

     SELLER:                  Credit Suisse First Boston Mortgage Capital LLC
     SERVICER:                 Long Beach Mortgage Company ("Long Beach")
     TRUSTEE:                 The Chase Manhattan Bank
     UNDERWRITER:             Credit Suisse First Boston Corporation
     CERTIFICATE INSURER:     MBIA Insurance Corporation
                                      [MBIA LOGO]

OFFERED CERTIFICATES
--------------------------------------------------------------------------------------------------------------------
            CLASS SIZE   LOAN                                                   EXPECTED              CERTIFICATE  AVERAGE
CLASS       ($MM)        GROUP  SUBGROUP      TRANCHE TYPE                       RATINGS                   RATE     LIFE
                                                                                (MOODY'S/DCR/S&P)                    (YRS.)(1)
-------------------------------------------------------------------------------------------------------------------------------
A-1F    $[166,900,000]    F         I        Fixed Rate Pass-through          Aaa/AAA/AAA               [  ]%        2.98
A-2F      [48,600,000]    F        II        Fixed Rate Pass-through          Aaa/AAA/AAA               [  ]%        2.98
A-3A     [292,800,000]    A         I      Floating Rate Pass-through         Aaa/AAA/AAA             L+ [  ]%       2.78
A-4A     [164,900,000]    A        II      Floating Rate Pass-through         Aaa/AAA/AAA             L+ [  ]%       2.78
A-5A     [200,000,000]    A      I & II    Floating Rate Pass-through          Aaa/AAA/AAA             L+ [  ]%       2.78
A-1OF        (2)          F      I & II    Interest Only Certificate          -/AAA/AAAr                (4)          N/A
A-1OA        (3)          A      I & II    Interest Only Certificate          -/AAA/AAAr                (4)          N/A
B-1       [56,450,000]  F & A    I & II    Floating Rate Subordinate          Baa3/BBB/-              L+ [  ]%       5.19
Total    $[929,650,000]
--------------------------------------------------------------------------------------------------------------------------------
 (1)     To 10% optional call.
 (2)     Fixed, non-amortizing Notional Balance will equal the lesser of the outstanding principal balance of the Loan Group and $[22,000,000]
 (3)      Fixed, non-amortizing Notional Balance will equal the lesser of the outstanding principal balance of the Loan group and $67,000,000]
 (4)      Month             Certificate Rate
          1-12               5.50%
         13-24               4.00%
         25-30               2.50%

PRICING         FIXED RATE HOME EQUITY LOANS: 120% of the prepayment assumption
PREPAYMENT      (the "FRM PPC")  will be applied to the Fixed Rate Home Equity
SPEEDS:         Loans for pricing purposes.  120% PPC for the Fixed Rate Home
                Equity Loans describes prepayments stating at 4.8% CPR in month 1, increasing by 1.74545% CPR per month to 24% CPR in month 12, and remaining at 24% CPR thereafter.
                ADJUSTABLE RATE HOME EQUITY LOANS: 25% CPR.

----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

THE CERTIFICATES:                             ORIGINAL CERTIFICATE CERTIFICATE
                            CERTIFICATES            BALANCE(1)        RATE
                            -------------     -------------------- ------------
                            Class A-1F......   $166,900,000          . %(2)
                            Class A-2F......    $48,600,000          . %(2)
                            Class A-3A......   $292,800,000          . %(3)(4)
                            Class A-4A......   $164,900,000          . %(3)(4)
                            Class A-5A......   $200,000,000          . %(3)(4)
                            Class A-IOF.....    $22,000,000(5)      5.50%(2)(6)
                            Class A-IOA.....    $67,000,000(5)      5.50%(2)(6)
                            Class B-1.......    $56,450,000          . %(3)(4)
                            Class B-IOF(7)..     $8,000,000(5)      7.00%(2)
                            Class B-IOA(7)..    $25,000,000(5)      7.00%(2)
                            Class P-F(7)....           $100           NA
                            Class P-A(7)....           $100           NA
                            Class X-F(7)....           (8)            NA
                            Class X-A(7)....           (8)            NA
                            Class R(7)......           (8)            NA

                            ------------------

                            (1) The Original Certificate Balance may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.

                            (2) Computed on the basis of a 360-day year of twele 30-day months.

                            (3) Computed on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

                            (4) The lesser of (i) the specified rate per annum and (ii) the Available Funds Cap for the related Distribution Date.

                            (5) These are interest only securities with notional balances equal to the lesser of the amounts stated and the outstanding principal balance fo the related Loan Group, aaaas specified below in more detail.

                            (6) The Certificate Rates for the Class A-IOF and Class A-IOA Certificates are 5.50% for months 1-12, 400% for months 13-24 and 2.50% for months 25-30.

                            (7) These classes will not be offered hereby (the "Non-Offered Certificates"). Any information with respect to such classes is included herein solely to provide a better understanding of the Offered Certificates.

                            (8) The Class X Certificates and the Class R Certificates are interest-only and residual certificates, respectively, and do not have stated Certificate Balances.

PRICING DATE:       July [ ], 1999.
SETTLEMENT DATE:    July [ ], 1999 through DTC, [Euroclear or CEDEL].
DENOMINATIONS:      $1,000 and multiples of $1 above $1,000
CUT-0FF DATE:       Open of business June 1, 1999.
DATED DATE:         July 1, 1999.
RECORD DATE:        With respect to any Distribution Date, the last day of the month immediately preceding the calendar month in which such Distribution Date occurs.
DISTRIBUTION DATE:  The 18th of each month, or the next Business Day if the 18th of the month is not a Business Day.  The first Distribution
                    Date is August 18, 1999.

----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

TRUST                    The Trust property is held by the Trustee for the
PROPERTY:                benefit of the certificateholders and the Certificate
                         Insurer. The Trust property includes:
                         (i) A pool of closed-end, fixed rate and adjustable rate home equity loans transferred to the Trust at the Settlement Date secured by first lien deeds of trust or mortgages primarily on one- to four-family residential properties (the "Home Equity Loans"),
                         (ii) Payments on the home equity loans due after the related Cut-Off date;
                         (iii) Property that secured a home equity loan which has been acquired by foreclosure or deed in lieu of foreclosure.

HOME EQUITY LOANS:       o  The Home Equity Loans are divided into two Loan
                            Groups. Loan Group F consists of fixed rate, first lien, home equity loans (the "Fixed Rate Home Equity
                            Loans"), and Loan Group A consists of first lien, hybrid and 6 month-LIBOR adjustable rate home equity loans (the "Adjustable Rate Home Equity Loans").

                         o Each Loan Group is divided into two subgroups ("Subgroup I" and "Subgroup II").

                         o SUBGROUP I OF LOAN GROUP F consists of approximately $180 MM of conforming balance eligible Fixed Rate Home Equity Loans.

                         o  Subgroup II OF LOAN GROUP F consists of
                            approximately $52.5 MM of Fixed Rate Home Equity Loans without any regard to loan balance limitations.

                         o SUBGROUP I OF LOAN GROUP A consists of approximately $453 MM of conforming balance eligible Adjustable Rate Home Equity Loans.

                         o  Subgroup II OF LOAN GROUP A consists of
                            approximately $255 MM of first lien, hybrid and 6 month-LIBOR adjustable rate home equity loans without any regard to loan balance limitations.

                         o Loan Group F will have a single overcollateral-ization target and its subgroups will step down together. Similarly, Loan Group A will have a single overcollateralization target and its subgroups will step down together.

                         o The separate overcollateralization targets relating to each Loan Group will step down independently.

CERTIFICATE              o  Classes A-1F, A-2F, A-IOF and B-IOF will receive
STRUCTURE:                  interest at their respective Certificate Rates
                            generated from the sum of all interest payments collected from Loan Group F during the Due Period related to a particular Distribution Date, less applicable fees.

                         o Classes A-3A, A-4A, A-5A, A-IOA and B-IOA will receive interest at their respective Certificates Rates generated from the sum of all interest payments collected from Loan Group A during the Due Period related to a particular Distribution Date, less applicable fees.

                         o Class B-1 will receive interest from both Loan Groups F and A as specified below under "Interest on the Offered Certificates".

                         o Classes A-1F, A-2F, A-3A, A-4A will receive principal payments based upon a ratio of the principal collected from Loans in the related Subgroup 1, for Classes A-1F and A-3A ("Subgroup I Certificates"), and from Loans in the related Subgroup II, for Classes A-2F and A4A ("Subgroup II Certificates"), to the principal collected from the respective Loan Group, as described more fully under section "Principal Distributions on the Offered Certificates".

                         o Class A-5A will receive a pro rata share of principal collected from Subgroup I and Subgroup II of Loan Group A as described below under "Principal Distributions on the Offered Certificates".

                         o Class B-1 will receive principal from Loan Group F and Loan Group A according to the payment priority specified below in sections "Principal Distributions on the Offered Certificates" and "Cash Flow Priority".

AAA CREDIT               Credit enhancement to the AAA certificates will be in
ENHANCEMENT:             the form of certificate guaranty insurance policies, a
                         triple-B rated bond, overcollateralization, and excess amounts generated from Loan Group F and Loan Group A for the Certificates, as applicable.

CERTIFICATE              The Certificate Insurer will issue two certificate
INSURANCE POLICY:        guaranty insurance policies (the "Policies") for the
                         benefit of the Class A Certificates. These policies will unconditionally and irrevocably guarantee the timely payment of interest on and the ultimate payment of the principal amount of the related class of Class A
                         Certificates.

                         If for any reason the Certificate Insurer does not make the payments required in the related policy, the holders of the related Offered Certificates will rely solely on the home equity loans for their payments of interest and principal and certificateholders may suffer a loss.

OVERCOLLATERALIZATION:   The Certificates will be overcollateralized from the
ASSUMPTIONS:             Settlement Date by 1.25%, in the case of Loan Group F,
                         and 1.15%, in the case of Loan Group A, of the principal balance of the related Loan Group at the Cut-Off Date.

                         Overcollateralization will increase after the Settlement Date until it reaches the Specified Subordinated Amount for the related Loan Group by distributing excess amounts generated from the related Loan Group at each Distribution Date (except for such amounts available for distribution on August 18, 1999, related to interest collected on the Home Equity Loans during July 1997) to the related classes of Certificates (such amounts "Subordination Increase Amounts").

                         The Specified Subordinated Amount for each Loan Group with respect to a Distribution Date is (a) prior to the Stepdown Date, the product of (i) 2.75% for Loan Group F and 3.00% for Loan Group A and (ii) the sum of the outstanding principal of the related Loan Group at Cut-Off Date and the amount of Unrelated Liquidation Loss Amounts applied to the Component Certificates related to such Home Equity Loan Group, (b) on and after the Stepdown Date, the greater of (i) the lesser of (x) the amount specified in clause (a) above and (y) the product of 5.50% for Loan Group F and 6.00% for Loan Group A and the sum of the outstanding principal balance of the related Home Equity Loans as of the end of the related Due Period and the amount of Unrelated Liquidation Loss Amounts applied to the Component Certificates related to such Loan Group and (ii) the sum of $________ with respect to Group F and $________ with respect to Group A and the outstanding principal balance of all Home Equity Loans in the related Loan Group that are greater than 270 days delinquent; [provided, however, that on each Distribution Date during the continuance of a Trigger Event, the Specified Subordinated Amount will equal the Specified Subordinated Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred].

ALLOCATING               Subordination Increase Amounts with respect to Loan
SUBORDINATION            Group F will be allocated between Class A-1F and Class
INCREASE AMOUNTS         A-2F Certificates as follows: (1) first, pro rata,
TO CLASS A               based on cumulative Related Liquidation Loss Amounts in
CERTIFICATES:            Subgroup I and Subgroup II of Loan Group F,
                         respectively, until Subordination Increase Amounts in an amount equal to such cumulative Related Liquidation
                         Loss Amounts has been paid to the Class A-1F
                         Certificates and Class A-2F Certificates on such
                         Distribution Date or on prior Distribution Dates and
                         (2) second, the remainder, pro rata to Class A-1F and Class A-2F based upon the percentage that the outstanding balance of Home Equity Loans in Subgroup I or Subgroup II, respectively, represent of the outstanding balance of all Home Equity Loans in Loan
                         Group F.

                         Subordination Increase Amounts with respect to Loan Group A will be allocated among Class A-3A, Class A-4A and Class A-5A Certificates as follows: (1) first, an amount equal to the product of (a) the Class A-5A Percentage (as defined under "Principal Distributions on the Offered Certificates") and (b) the related Subordination Increase Amount, will be paid to the Class A-5A Certificates, (2) second, pro rata, based on cumulative Related Liquidation Loss Amounts in the Subgroup I and Subgroup II of Loan Group A, respectively, until Subordination Increase Amounts in an amount equal to such cumulative Related Liquidation Loss Amounts has been paid to the Class A-3A Certificates and Class A-4A Certificates on such Distribution Date or on prior Distribution Dates and
                         (3) third, the remainder, pro rata to Class A-3A and Class A-4A based upon the upon the percentage that the outstanding balance of Home Equity Loans in Subgroup I or Subgroup II, respectively, represent of the outstanding balance of all Home Equity Loans in Loan Group A.

STEPDOWN DATE:           The later of (i) the 37th Distribution Date or (ii)
                         the Distribution Date on which only 50% of the Certificates issued from a respective Loan Group remain outstanding.

TRIPLE-A RATED           Loan Group F will support one triple-A rated interest
INTEREST ONLY            only certificate, the Class A-IOF, and Loan Group A
CERTIFICATES:            will support another triple-A rated interest only
                         certificate, the Class A-IOA. Each triple-A rated IO will have a fixed notional balance (a "Notional
                         Balance") equal to the lesser of (i) approximately
                         9.50% of the principal balance at the Cut-Off Date of the respective Loan Group and (ii) at any Distribution
                         Date, the outstanding principal balance of the respective Loan Group. The Class A-IOF and Class A-IOA will have a Certificate Rate according to the following schedule:

                                  MONTH           CERTIFICATE RATE
                                  1-12                5.50%
                                 13-24                4.00%
                                 25-30                2.50%

                         These Certificates will be paid interest on each of the first 30 Distribution Dates, after which no interest will be payable on these Certificates. See "Interest on the Offered Certificates" for more details.

UNRATED INTEREST         Loan Group F will support an unrated interest only
ONLY CERTIFICATES:       certificate, the Class B-IOF, with a Certificate Rate
                         of 7.00% and Notional Balance equal to the lesser of
                         (i) $8 MM and (ii) the outstanding principal balance of Loan Group F. Loan Group A will support another unrated interest only certificate, the Class B-IOF, with a Certificate Rate of 7.00% and Notional Balance equal to the lesser of (i) $25 MM and (ii) the outstanding principal balance of Loan Group A.

                         These Certificates will be paid interest pari passu with the Class B-1 on each of the first 36 Distribution Dates, after which no interest will be payable on these Certificates. See "Interest on the Offered Certificates" for more details.

CLASS B-1                The Class B-1 Certificate will consist of two component
COMPONENT                certificates (the "Class B-1F Component Certificate"
CERTIFICATES:            and "Class B-1A Component Certificate", respectively,
                         and together the "Class B-1 Component Certificates") to which interest, principal payments, Related Liquidation
                         Loss Amounts and Unrelated Liquidation Loss Amounts will be allocated. The sum of amounts paid to each of the Class B-1 Component Certificates will be paid to the Class B-1 Certificates. The components may not be traded separately.

                         The Original Class B-1F Component Certificate Balance is approximately $14 MM, and the Original Class B-1A Component Certificate Balance is approximately $43 MM.

                         The Class B-1F Component Balance and Class B-1A Component Balance at any Distribution Date will equal the Original Class B-1F Component Certificate Balance and Original Class B-1A Component Certificate Balance, respectively, less the sum of (i) principal payments and (ii) Related Liquidation Loss Amounts and Unrelated Liquidation Loss Amounts, as applicable, applied on all prior Distribution Dates.

                         At any Distribution Date, the Class B-1 Certificate Balance will be equal to the sum of the Class B-1F Component Balance and Class B-1A Component Balance.

                         Calculation of the Senior Enhancement Percentage, as specified below, for each of Loan Group F and Loan Group A will reference the Class B-1F Component Balance and Class B-1A Component Balance, respectively.

CLASS A-3A, CLASS        Each of these Certificates will be subject to an
A-4A, CLASS A-5A         available funds cap equal to the weighted average
AVAILABLE FUNDS          coupon across Home Equity Loans in the related Loan
CAP:                     Group less the sum of: (a) an amount, expressed as an
                         annual percentage rate across the outstanding principal balance of such Loan Cap: Group, equal to the sum of the Servicing Fee on the related Loans, the Trustee Fee on the related aggregate outstanding Certificate
                         Balances, and the Certificate Insurer Fee on the related aggregate outstanding Class A Certificate
                         Balances, in each Case payable with respect to the related Distribution Date, (b) interest payable on Class A-IOA and Class B-IOA Certificates and (c) a
                         0.50% credit enhancement carve out.

CLASS B-1                The Class B-1F Component Certificate and the Class B-1
COMPONENT                A Component Certificate will each be subject to
CERTIFICATE AVAILABLE    separate available funds caps, each of which is equal
FUNDS CAPS:              to the weighted average coupon across Home Equity Loans
                         in the related Loan Group less the sum of: (a) an amount, expressed as an annual percentage rate across the outstanding principal balance of the related Loan
                         Group, equal to the sum of the Servicing Fee, the Trustee Fee on the related outstanding Certificate
                         Balance, and the Certificate Insurer Fee on the aggregate outstanding principal balance of the related
                         Class A Certificates, in each case payable with respect to the related Distribution Date, (b) interest payable on the related Class A Certificates, (c) the interest payable on the Class B-IOF Certificates, in the case of the Class B-1F Component Certificate, and the Class
                         B-IOA Certificates, in the case of the Class B-1A
                         Component Certificate, and (d) a 0.50% credit enhancement carve out.

AVAILABLE FUNDS          In the event that interest collections for a
CAP CARRYOVER:           Distribution Date are insufficient to make the required
                         interest payments on any floating rate certificates due to the Available Funds Cap, the unpaid interest due amount will be carried forward to the succeeding
                         Distribution Date (the "Carry Forward Amount"). To the extent legally permissible, the Carry Forward Amount at the succeeding Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate. The Certificate Insurer will not insure payment of any Carry Forward Amounts.

DELINQUENCY               Each month the Servicer will determine the amount of
ADVANCES, SERVICING      any unpaid interest and principal due on the Home
ADVANCES AND             Equity Loans due to delinquent payments. If the
COMPENSATING             Servicer believes that such unpaid interest and
INTEREST:                principal can be recovered, then the Servicer will
                         advance such unpaid interest (net of the Servicing Fee) and principal to the Trust. The Servicer will also pay expenses in connection with loss mitigation strategies.
                         The Trust will reimburse the Servicer for such advances and expenses from future collections on the related home equity loan.

                         The Servicer will provide to the Trust any shortfall in the anticipated collection of interest on the Home Equity Loans (net of the Servicing Fee) that is caused by a full prepayment of a Home Equity Loan up to the amount of the Servicing Fee.

DUE PERIOD:              The Due Period with respect to any Distribution Date is
                         the period beginning the 2nd day of the calendar month preceding the calendar month of such Distribution Date and ending on the 1st of the calendar month of such Distribution Date.

INTEREST ACCRUAL         The Interest Accrual Period for all fixed rate
PERIOD:                  certificates for any Distribution Date is the calendar
                         month immediately preceding the Distribution Date, assumed to consist of 30 days regardless of the actual number of days in the month. The Interest Accrual
                         Period for all floating rate certificates for any Distribution Date is the actual number of days in the period beginning on the previous Distribution Date (or the Settlement Date, for the first Distribution Date) and ending on the day immediately preceding such Distribution Date.

INTEREST ON THE          Interest will accrue for the fixed rate certificates on
OFFER CERTIFICATES:      the outstanding Class A-1F Principal Balance, Class
                         A-2F Principal Balance, Class A-IOF Notional Balance,
                         Class A-IOA Notional Balance, Class B-IOF Notional
                         Balance, and Class B-IOA Notional Balance. Interest due to certificateholders on these fixed rate certificates each Distribution Date is equal to 1/12 multiplied by the applicable Certificate Rate (stated as an annual percentage) multiplied by the applicable Certificate or Notional Balance.

                         Interest will accrue on the floating rate certificates on the outstanding Class A-3A Principal Balance, Class A-4A Principal Balance, Class A-5A Principal Balance, the Class B-1F Component Balance and the Class B-1A Component Balance, as applicable, for any Distribution Date over the related Interest Accrual Period. Interest on the floating rate certificates will accrue on an Actual/360 basis at the applicable Certificate Rate on the applicable Certificate Balance.

                         The Certificate Balance for any class at any Distribution Date is equal to the Original Certificate Balance of such class less the sum of (i) all amounts paid as principal and (ii) any Related Liquidiation Loss Amounts and Unrelated Liquidiation Loss Amounts applied to such class, as applicable, on all prior Distribution Dates.

                         The Notional Balance for any interest only certificate at any Distribution Date is equal to the lesser of (i) the Notional Balance specified at the Settlement Date and (ii) the outstanding principal balance of the Fixed Rate Home Equity Loans or Adjustable Rate Home Equity Loans, as applicable, at such Distribution Date.

DISTRIBUTIONS:           The Available Interest Distribution Amount for Loan
                         Group F and Loan Group A, for any Distribution Date, will consist of all interest due to and received by the Trust on Home Equity Loans in Loan Group F and Loan
                         Group A, respectively, for the Due Period, less the Servicing Fee of 0.50% per annum, related to such Distribution Date.

                         The Available Principal for distribution to the Offered Certificates for each Loan Group consists of the sum of

                         (i) The principal portion of all scheduled monthly payments on the Home Equity Loans in the related Loan Group actually received by the Servicer during the related Due Period, related Delinquency Advances with respect to principal for the related Due Period, and any full or partial prepayments of principal received by the Servicer on such Loans during the Due Period to the extent such amounts are received by the Trustee;

                         (ii) The outstanding principal balance of each Home
                              Equity Loan in the related Loan Group repurchased by the Originator or purchased by the Servicer or majority holders of the Class X-IOF Certificate or Class X-IOA Certificate during the Due Period;

                         (iii) The excess, if any, of the outstanding principal
                              balance of a Home Equity Loan in the related Loan Group being replaced over the outstanding principal balance of a Qualified Substitute Home Equity Loan plus accrued and unpaid interest and advances;

                         (iv) All Net Liquidation Proceeds actually collected by
                              or on behalf of the Servicer during the Due Period with respect to Liquidated Home Equity Loans in the related Loan Group;

                         (v) The amount of any excess collections required to be distributed to satisfy the required level of overcollateralization applicable to the respective Loan Group;

                         (vi) The principal portion of the proceeds received by
                              the Trustee with respect to the related Loan Group upon termination of the Trust;

                          Less

                              Any decrease in the required level of
                              overcollateralization of the related Loan Group.

                         Distributions on the Offered Certificates will be made as specified below under "Allocating Subordination Increase Amounts to Class A Certificates", "Principal Distributions on the Offered Certificates" and "Certificate Cash Flow Priority".

PRINCIPAL                Prior to the related Stepdown Date or if the related
DISTRIBUTIONS ON THE     Delinquency Trigger is in effect, Available Principal
OFFERED CERTIFICATES:    will generally be distributed first to the Class A
                         Certificates for each Loan Group until the Class A
                         Principal Balance is equal to zero, and then to the Class B-1F Component Certificates and the Class B-1A
                         Component Certificates, as applicable, until the Class
                         B-1F Component Balance and the Class B-1A Component
                         Balance, respectively, equals zero. See "Certificate
                         Cash Flow Priority" for further details.

                         After the related Stepdown Date and if the related Delinquency Trigger is not in effect, payments of principal are distributed to the Offered Certificates in the same general priority as described above except as necessary to direct payments to maintain each of the following credit enhancement targets, which provides double the initial enhancement percentage at the Settlement Date, expressed as a percent of the outstanding balance of the related Loan Group, for each class of Certificates:

                                                                    CREDIT ENHANCEMENT PERCENTAGES
                                                        SENIOR CERTIFICATES       CLASS B COMPONENTS

                         LOAN GROUP/COMPONENT                  F          A            B-1F       B-1A
                         INITIALLY (AT SETTLEMENT DATE)       --         --            ----       ----
                         Subordination                        6.00%     6.00%
                         Overcollateralization                2.75%     3.00%          2.75%       3.00%
                                                             -------   ------         -----       ------
                         Total Enhancement                    8.75%     9.00%          2.75%       3.00%

                         AFTER STEPDOWN DATE
                         Subordination                       12.00%    12.00%
                         Overcollateralization                5.50%     6.00%          5.50%       6.00%
                                                            -------   -------         -------      -------
                         Total Enhancement                   17.50%    18.00%          5.50%       6.00%

                         The Classes A-1F and A-3A will be allocated distributions of principal based on the ratio, expressed as a percentage, (i) the numerator of such ratio is the principal received from Home Equity Loans in Subgroup I of the related Loan Group and (ii) the denominator of such ratio is the principal received from Home Equity Loans in the related Loan Group (such ratio the "Subgroup I Principal Percentage" for the related Loan Group).

                         The CLASSES A-2F AND A-4A WILL BE ALLOCATED
                         DISTRIBUTIONS of principal based on the ratio, expressed as a percentage, (i) the numerator of such ratio is the principal received from Home Equity Loans in Subgroup II of the related Loan Group and (ii) the denominator of such ratio is the principal received from Home Equity Loans in the related Loan Group (such ratio the "Subgroup II Principal Percentage" for the related Loan Group).

                         The principal payable to Classes A-1F and A-2F at any Distribution Date is equal to the product of (i) the principal collected for Loan Group F and (ii) (a) for Class A-1F, the Subgroup I Principal Percentage and
                         (b) for Class A-2F, the Subgroup II Principal
                         Percentage.

                         The principal payable to Class A-5A at any Distribution Date is equal to the product of (i) the ratio, expressed as a percentage (the "Class A-5A Percentage")
                         (a) the numerator of which is the Class A-5A Principal Balance and (b) the denominator of which is the sum of the Class A-3A Principal Balance, Class A-4A Principal Balance and Class A-5A Principal Balance; and (ii) the principal collected for Loan Group A.

                         The principal payable to Class A-3A and A-4A at any Distribution Date is equal to the product of (i) the principal collected for Loan Group A and (ii) (a) for Class A-3A, the Subgroup I Principal Percentage and (b) for Class A-4A, the Subgroup II Principal Percentage; and (iii) (100% - Class A-5A Percentage).

                         The principal payable to Class B-1 at any Distribution Date is equal to the sum of principal payable to the Class B-1F Component Certificate and Class B-1A Component Certificate at such Distribution Date. The Class B-1 Component Certificates will not receive any principal payments prior to the related Stepdown Date. After the related Stepdown Date, principal will be payable to each Class B-1 Component Certificate in an amount necessary to reduce the respective Component Balance so that all related Certificates satisfy the Credit Enhancement Percentages specified above in the table.

LOSSES ON                If Net Liquidation Proceeds from Liquidated Loans in
LIQUIDATED HOME          the respective Due Period are less than the Scheduled
EQUITY LOANS:            Principal Balance of such Liquidated Loans plus accrued
                         and unpaid interest thereon, the deficiency (a "Related
                         Liquidation Loss Amount") will be absorbed by the Class
                         X Certificates related to the Loan Group of such Liquidated Loans and then, as necessary, by the applicable Class B-1 Component Certificates. Class B-1 absorbs such Related Liquidation Loss Amounts through amortization, without payment, of the Class B-1F
                         Component Balance, to the extent such Liquidated Loans are from Loan Group F, and of the Class B-1A Component
                         Balance, to the extent such Liquidated Loans are from Loan Group A.

                         Furthermore, to the extent that Related Liquidation Loss Amounts in a Loan Group at any Distribution Date are in excess of the sum of (i) amounts available to be absorbed by the related Class X Certificates and (ii) the related Class B-1 Component Balance, such excess Related Liquidation Loss Amounts ("Unrelated Liquidation Loss Amounts") will be absorbed by the unrelated Class B-1 Component Certificate, not to exceed the unrelated Class B-1 Component Certificate Balance.

                         Such Related Liquidation Loss Amounts and Unrelated Liquidation Loss Amounts allocated to the applicable Class B-1 Component Certificates will be repaid on future Distribution Dates to the extent funds are available as detailed below under section "Certificate Cash Flow Priority".

DELINQUENCY              If 125% of 90+ delinquencies for a respective Loan
TRIGGERS:                Group equals or exceeds the Senior Enhancement
                         Percentage for such Loan Group (as set forth in the table above under section "Principal Distributions on the Offered Certificates"), the required over collateralization level will step up to 125% of 90+ delinquencies for such Loan Group.

OPTIONAL PURCHASE        The majority holders of the Class X-IOF and Class X-IOA
OF DEFAULTED HOME        Certificates have the option, but not the obligation,
EQUITY LOANS:            to purchase from the Trust any Fixed Rate Home Equity
                         Loan or Adjustable Rate Home Equity Loan, respectively, that becomes 90 days or more delinquent.

OPTIONAL CALL:           On any date when the outstanding principal balance of
                         all certificates issued is less than 10% of their principal balances at the Cut-Off Date, the majority holder of the Class X-IOF Certificates will have the right to purchase the Home Equity Loans from the Trust.
                         Any such purchase would cause the termination of the Trust.

ERISA: The Class A Certificates will be ERISA eligible. Other classes will NOT be ERISA eligible.

SMMEA: The Class A Certificates will constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated not lower than the second highest rating category by a Rating Agency and, as such, will be legal investments for certain entities to the extent provided in SMMEA. Other classes will NOT be SMMEA eligible.

FEDERAL TAX              The Trust will contain two segregated asset pools with
CONSEQUENCES:            respect to which elections will be made to treat each
                         as a separate "real estate mortgage investment conduit"
                         (a "REMIC") for federal income tax purposes.
                         Furthermore, the Offered Certificates will constitute
                         "regular interests" in a REMIC and will be treated as debt instruments of such REMIC for federal income tax purposes with payment terms equivalent to the terms of such certificates.

CERTIFICATE RATINGS:      Before the Offered Certificates can be issued, the
                         Trust must obtain the following ratings: all Class A Certificates will be rated "AAA" by Standard and Poor's, a Division of The McGraw Hill Companies, Inc. ("S&P"), "Aaa" by Moody's Investors Service ("Moody's") and "AAA" by Duff & Phelps Credit Rating Co. ("DCR"); the Class A-IOF Certificates and Class A-IOA Certificates will be rated "AAAr" by S&P, and "AAA" by DCR; and the Class B-1 Certificates will be rated "Baa3" by Moody's and "BBB" by DCR.


----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                         CERTIFICATE CASH FLOW PRIORITY

FROM THE AVAILABLE INTEREST DISTRIBUTION AMOUNT AND AVAILABLE PRINCIPAL GENERATED BY LOAN GROUP F AND INCLUDING ANY FUNDS FROM A DRAW ON THE RELATED
POLICY:

1. To pay the Trustee Fee to the Trustee and the Certificate Insurer Fee to the Certificate Insurer;

2. To pay Current Interest to the Class A-1F Certificates, the Class A-2F Certificates and the Class A-IOF Certificates;

3. To pay Current Interest pari passu to the Class B-1F Component Certificate and the B-IOF Certificates;

4. To reimburse the Certificate Insurer for any amounts due under the related Certificate Insurance Policy;

5. To pay the Class A-1F Principal Distribution Amount to the Class A-1F Certificates and the Class A-2F Principal Distribution Amount to the Class A-2F Certificates;

6. To pay the Class B-1F Component Principal Distribution Amount to the Class B-1F Component Certificate;

7. To reimburse any Unrelated Liquidation Loss Amounts allocated to the Class B-1F Component Certificates to the Class B-1F Component Certificate;

8. To reimburse any Related Liquidation Loss Amounts allocated to the Class B-1F Component Certificate to the Class B-1F Component Certificate;

9. To pay any Carry Forward Amount to the Class B-1F Component Certificate;

10. To reimburse the Servicer for Servicing Advances, Delinquency Advances and unreimbursed Compensating Interest;

11. To reimburse the Trustee of certain expenses incurred by the Trustee;

12. Any remaining collections to the Non-Offered Certificates, as applicable.

FROM THE AVAILABLE INTEREST DISTRIBUTION AMOUNT AND AVAILABLE PRINCIPAL GENERATED BY LOAN GROUP A AND INCLUDING ANY FUNDS FROM A DRAW ON THE RELATED
POLICY:

1. To pay the Trustee Fee to the Trustee and the Certificate Insurer Fee to the Certificate Insurer;

2. To pay Current Interest to the Class A-3A Certificates, the Class A-4A Certificates, the Class A-5A Certificates and the Class A-IOA Certificates;

3. To pay Current Interest pari passu to the Class B-1A Component Certificates and the B-IOA Certificates;

4. To reimburse the Certificate Insurer for any amounts due under the related Certificate Insurance Policy;

5. To pay the Class A-3A Principal Distribution Amount to the Class A-3A Certificates, the Class A-4A Principal Distribution Amount to the Class A-4A Certificates and the Class A-5A Principal Distribution Amount to the Class A-5A Certificates;

6. To pay the Class B-1A Component Principal Distribution Amount to the Class B-1A Component Certificate;

7. To reimburse any Unrelated Liquidation Loss Amounts allocated to the Class B-1A Component Certificate to the Class B-1A Component Certificate;

8. To reimburse any Related Liquidation Loss Amounts allocated to the Class B-1A Component Certificate to the Class B-1A Component Certificate;

9. To pay any Carry Forward Amount to the Class A-3A Certificates, Class A-4A Certificates and the Class A-5A Certificates;

10. To pay any Carry Forward Amount to the Class B-1A Component Certificate;

11. To reimburse the Servicer for Servicing Advances, Delinquency Advances and unreimbursed Compensating Interest;

12. To reimburse the Trustee of certain expenses incurred by the Trustee;

13. Any remaining collections to the Non-Offered Certificates, as applicable.


----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                               SENSITIVITY TABLES

CLASS A-1F (TO CALL)
---------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
---------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         18.9        6.5         3.6            3.0       2.3      1.6
MODIFIED DURATION             9.4        4.5         2.9            2.4       2.0      1.4
FIRST PRICNIPAL PAYMENT    8/18/99     8/18/99     8/18/99       8/18/99     8/18/99  8/18/99
LAST PRINCIPAL PAYMENT     3/18/99     2/18/14     6/18/09       5/18/07    11/18/05 12/18/03
PRINCIPAL LOCKOUT (MONTHS)    0           0          0             0           0       0
PRINCIPAL WINDOW (MONTHS)      343         174         118            93          75       52
-----------------------------------------------------------------------------------------------

CLASS A-2F (TO CALL)
-----------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-----------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         19.8        6.6         3.7            3.0       2.4      1.6
MODIFIED DURATION             9.6        4.6         2.9            2.4       2.0      1.4
FIRT PRINCIPAL PAYMENT     8/18/99     8/18/99     8/18/99       8/18/99     8/18/99  8/18/99
LAST PRINCIPAL PAYMENT     3/18/28     2/18/14     6/18/09       5/18/07    11/18/07 12/18/03
PRINCIPAL LOCKOUT (MONTHS)    0           0           0             0           0        0
PRINCIPAL WINDOW (MONTHS)      343         174         118            93        75         52
------------------------------------------------------------------------------------------------

CLASS A-3A (TO CALL)
------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)       21.2          4.9         3.6            2.8       2.2      1.5
MODIFIED DURATION          11.6          3.8         3.0            2.4       2.0      1.4
FIRT PRINCIPAL PAYMENT   8/18/99      8/18/99      8/18/99        8/18/99   8/18/99  8/18/99
LAST PRINCIPAL PAYMENT   3/18/28      2/18/14      6/18/09        5/18/07  11/18/05 12/18/03
PRINCIPAL LOCKOUT (MONTHS)  0           0             0              0         0        0
PRINCIPAL WINDOW (MONTHS)    343          174          118            93        75       52
-------------------------------------------------------------------------------------------------

CLASS A-4A (TO CALL)
-------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         21.2        4.9         3.6            2.8       2.2      1.5
MODIFIED DURATION            11.5        3.8         2.9            2.4       2.0      1.4
FIRT PRINCIPAL PAYMENT     8/18/99      8/18/99      8/18/99        8/18/99   8/18/99  8/18/99
LAST PRINCIPAL PAYMENT     3/18/28      2/18/14      6/18/09        5/18/07  11/18/05 12/18/03
PRINCIPAL LOCKOUT (MONTHS)   0           0             0              0         0        0
PRINCIPAL WINDOW (MONTHS)      343          174          118            93        75       52
--------------------------------------------------------------------------------------------------

CLASS A-5A (TO CALL)
--------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
--------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         21.2        4.9         3.6            2.8       2.2      1.5
MODIFIED DURATION            11.5        3.8         2.9            2.4       2.0      1.4
FIRT PRINCIPAL PAYMENT      8/18/99     8/18/99   8/18/99         8/18/99    8/18/99  8/18/99
LAST PRINCIPAL PAYMENT      3/18/28     2/18/14   6/18/09         5/18/07   11/18/05  12/18/03
PRINCIPAL LOCKOUT (MONTHS)        0           0         0               0          0         0
PRINCIPAL WINDOW (MONTHS)       343         174       118              93         75        52
--------------------------------------------------------------------------------------------------

CLASS B-1 (TO CALL)
--------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         26.9        9.5         6.5            5.2       4.4      3.7
MODIFIED DURATION            10.3        6.1         4.7            4.0       3.5      3.1
FIRT PRINCIPAL PAYMENT      8/18/21     8/18/03    8/18/02        8/18/02   8/18/02   9/18/02
LAST PRINCIPAL PAYMENT      3/18/28     2/18/14    6/18/09        5/18/07  11/18/05  12/18/03
PRINCIPAL LOCKOUT (MONTHS)      264          48         36             36        36        37
PRINCIPAL WINDOW (MONTHS)        79         126         82             57        39        15
-------------------------------------------------------------------------------------------------


----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS A-1F (TO MATURITY)
-------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         18.9        7.2         3.9            3.3       2.6      1.8
MODIFIED DURATION             9.4        4.7         3.0            2.6       2.1      1.5
FIRT PRINCIPAL PAYMENT    8/18/99      8/18/99      8/18/99        8/18/99   8/18/99  8/18/99
LAST PRINCIPAL PAYMENT    1/18/29     12/18/27      8/18/20        5/18/17   9/18/13  9/18/09
PRINCIPAL LOCKOUT (MONTHS)    0           0             0              0         0        0
PRINCIPAL WINDOW (MONTHS)     353         340           252            213       169      121
--------------------------------------------------------------------------------------------------

CLASS A-2F (TO MATURITY)
--------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         19.8        7.4         4.0            3.3       2.6      1.8
MODIFIED DURATION             9.6        4.8         3.0            2.6       2.1      1.5
FIRT PRINCIPAL PAYMENT    8/18/99      8/18/99      8/18/99        8/18/99   8/18/99  8/18/99
LAST PRINCIPAL PAYMENT    1/18/29     12/18/27      8/18/20        5/18/17   9/18/13  9/18/09
PRINCIPAL LOCKOUT (MONTHS)      0           0             0              0         0        0
PRINCIPAL WINDOW (MONTHS)     353         340           252            213       169      121
-------------------------------------------------------------------------------------------------

CLASS A-3A (TO MATURITY)
-------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         21.3        5.2         3.9            3.0       2.4      1.7
MODIFIED DURATION            11.6        3.9         3.1            2.5       2.1      1.5
FIRT PRINCIPAL PAYMENT     8/18/99      8/18/99      8/18/99        8/18/99   8/18/99  8/18/99
LAST PRINCIPAL PAYMENT     2/18/29      8/18/25      2/18/21       12/18/16  11/18/13  8/18/09
PRINCIPAL LOCKOUT (MONTHS)       0           0             0              0         0        0
PRINCIPAL WINDOW (MONTHS)      354          312          258            208       171      120
--------------------------------------------------------------------------------------------------

CLASS A-4A (TO MATURITY)
--------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         21.2        5.2         3.9            3.0       2.4      1.7
MODIFIED DURATION            11.5        3.9         3.1            2.5       2.1      1.5
FIRT PRINCIPAL PAYMENT     8/18/99      8/18/99      8/18/99        8/18/99   8/18/99  8/18/99
LAST PRINCIPAL PAYMENT     2/18/29      9/18/25      3/18/21        2/18/17  12/18/13  9/18/09
PRINCIPAL LOCKOUT (MONTHS)       0           0             0              0         0        0
PRINCIPAL WINDOW (MONTHS)      354          313          259            210       172      121
-------------------------------------------------------------------------------------------------

CLASS A-5A (TO MATURITY)
-------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         21.2        5.2         3.9            3.0       2.4      1.7
MODIFIED DURATION            11.5        3.9         3.1            2.5       2.1      1.5
FIRT PRINCIPAL PAYMENT     8/18/99      8/18/99      8/18/99        8/18/99   8/18/99  8/18/99
LAST PRINCIPAL PAYMENT     2/18/29      9/18/25      3/18/21        2/18/17  12/18/13  9/18/09
PRINCIPAL LOCKOUT (MONTHS)     0           0             0              0         0        0
PRINCIPAL WINDOW (MONTHS)      354          313          259            210       172      121
-------------------------------------------------------------------------------------------------

CLASS B-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------
ARMs (CPR)                    0%         15%          20%           25%       30%      40%
FIXED (PPC)                   0%         50%         100%          120%      150%     200%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         26.9       10.2         6.9            5.6       4.7      3.9
MODIFIED DURATION            10.3        6.3         4.8            4.1       3.7      3.2
FIRT PRINCIPAL PAYMENT     8/18/21     8/18/03     8/18/02        8/18/02   8/18/02  9/18/02
LAST PRINCIPAL PAYMENT    12/18/28     1/18/24    10/18/14       11/18/11   5/18/09  6/18/06
PRINCIPAL LOCKOUT (MONTHS)     264          48          36             36        36       37
PRINCIPAL WINDOW (MONTHS)       88         245         146            111        81       45
-------------------------------------------------------------------------------------------------

----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                DECREMENT TABLES

CLASS A-1F
(TO MATURITY)
-------------------------------------------------------------------------------
ARMs (CPR)            0%       15%         20%        25%      30%        40%
FIXED (PPC)           0%       50%        100%       120%     150%       200%
-------------------------------------------------------------------------------
Initial Percent      100       100        100        100      100         100
   7/18/00            97        87         77         73       67          57
   7/18/01            96        77         59         53       43          30
   7/18/02            95        67         45         37       27          14
   7/18/03            94        59         35         29       21          11
   7/18/04            93        51         28         22       14           7
   7/18/05            91        44         22         16       10           4
   7/18/06            89        39         17         12        7           2
   7/18/07            87        35         14          9        5           1
   7/18/08            85        30         11          7        3           0
   7/18/09            83        27          8          5        2           0
   7/18/10            81        23          6          4        1           0
   7/18/11            78        20          5          3        1           0
   7/18/12            75        18          4          2        0           0
   7/18/13            72        15          3          1        0           0
   7/18/14            69        13          2          1        0           0
   7/18/15            65        11          2          0        0           0
   7/18/16            63        10          1          0        0           0
   7/18/17            59         9          1          0        0           0
   7/18/18            56         7          0          0        0           0
   7/18/19            52         6          0          0        0           0
   7/18/20            48         5          0          0        0           0
   7/18/21            44         4          0          0        0           0
   7/18/22            40         4          0          0        0           0
   7/18/23            35         3          0          0        0           0
   7/18/24            30         2          0          0        0           0
   7/18/25            24         1          0          0        0           0
   7/18/26            18         1          0          0        0           0
   7/18/27            11         0          0          0        0           0
   7/18/28             4         0          0          0        0           0

Average Life:       18.9       7.2        3.9        3.3      2.6         1.8
First Prin Pay:   8/18/99    8/18/99   8/18/99     8/18/99  8/18/99     8/18/99
Last Prin Pay:    1/18/29   12/18/27   8/18/20     5/18/17  9/18/13     9/18/09

----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS A-2F
(TO MATURITY)
-------------------------------------------------------------------------------
ARMs (CPR)            0%       15%         20%        25%      30%        40%
FIXED (PPC)           0%       50%        100%       120%     150%       200%
-------------------------------------------------------------------------------
Initial Percent      100       100        100        100      100         100
   7/18/00            98        87         77         73       67          57
   7/18/01            97        77         59         53       44          30
   7/18/02            96        68         45         37       27          14
   7/18/03            95        59         36         29       21          12
   7/18/04            94        52         28         22       15           7
   7/18/05            93        45         22         16       10           4
   7/18/06            91        40         18         12        7           2
   7/18/07            90        35         14          9        5           1
   7/18/08            88        31         11          7        3           0
   7/18/09            86        28          9          5        2           0
   7/18/10            84        24          7          4        1           0
   7/18/11            82        22          5          3        1           0
   7/18/12            80        19          4          2        0           0
   7/18/13            77        16          3          1        0           0
   7/18/14            74        14          2          1        0           0
   7/18/15            71        12          2          0        0           0
   7/18/16            68        11          1          0        0           0
   7/18/17            65         9          1          0        0           0
   7/18/18            61         8          0          0        0           0
   7/18/19            57         7          0          0        0           0
   7/18/20            53         6          0          0        0           0
   7/18/21            48         5          0          0        0           0
   7/18/22            43         4          0          0        0           0
   7/18/23            38         3          0          0        0           0
   7/18/24            33         2          0          0        0           0
   7/18/25            27         2          0          0        0           0
   7/18/26            20         1          0          0        0           0
   7/18/27            13         0          0          0        0           0
   7/18/28             5         0          0          0        0           0

Average Life:       19.8       7.4        4.0        3.3      2.6         1.8
First Prin Pay:   8/18/99    8/18/99   8/18/99     8/18/99  8/18/99     8/18/99
Last Prin Pay:    1/18/29   12/18/27   8/18/20     5/18/17  9/18/13     9/18/09

----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS A-3A
(TO MATURITY)
-------------------------------------------------------------------------------
ARMs (CPR)            0%       15%         20%        25%      30%        40%
FIXED (PPC)           0%       50%        100%       120%     150%       200%
-------------------------------------------------------------------------------
Initial Percent      100       100        100        100      100         100
   7/18/00            97        80         74         69       63          52
   7/18/01            97        66         57         49       41          27
   7/18/02            96        54         43         34       26          12
   7/18/03            96        45         35         27       20          11
   7/18/04            95        38         28         20       14           6
   7/18/05            94        32         22         15       10           4
   7/18/06            94        27         17         11        7           2
   7/18/07            93        23         14          8        5           1
   7/18/08            92        19         11          6        3           0
   7/18/09            90        16          9          4        2           0
   7/18/10            89        13          7          3        1           0
   7/18/11            88        11          5          2        1           0
   7/18/12            86         9          4          2        0           0
   7/18/13            84         8          3          1        0           0
   7/18/14            82         6          3          1        0           0
   7/18/15            80         5          2          0        0           0
   7/18/16            77         4          1          0        0           0
   7/18/17            74         4          1          0        0           0
   7/18/18            70         3          1          0        0           0
   7/18/19            66         2          0          0        0           0
   7/18/20            62         2          0          0        0           0
   7/18/21            57         1          0          0        0           0
   7/18/22            51         1          0          0        0           0
   7/18/23            45         1          0          0        0           0
   7/18/24            39         0          0          0        0           0
   7/18/25            32         0          0          0        0           0
   7/18/26            24         0          0          0        0           0
   7/18/27            16         0          0          0        0           0
   7/18/28             6         0          0          0        0           0

Average Life:       21.3       5.2        3.9        3.0      2.4         1.7
First Prin Pay:   8/18/99    8/18/99   8/18/99     8/18/99  8/18/99     8/18/99
Last Prin Pay:    2/18/29    8/18/25   2/18/21    12/18/16 11/18/13     8/18/09

----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS A-4A
(TO MATURITY)
-------------------------------------------------------------------------------
ARMs (CPR)            0%       15%         20%        25%      30%        40%
FIXED (PPC)           0%       50%        100%       120%     150%       200%
-------------------------------------------------------------------------------
Initial Percent      100       100        100        100      100         100
   7/18/00            97        80         74         69       63          52
   7/18/01            96        66         57         49       41          27
   7/18/02            96        54         43         34       26          12
   7/18/03            95        44         35         27       20          11
   7/18/04            95        38         28         20       14           6
   7/18/05            94        32         22         15       10           4
   7/18/06            93        27         17         11        7           2
   7/18/07            92        23         14          8        5           1
   7/18/08            91        19         11          6        3           0
   7/18/09            90        16          9          5        2           0
   7/18/10            89        13          7          3        1           0
   7/18/11            88        11          5          2        1           0
   7/18/12            86         9          4          2        0           0
   7/18/13            84         8          3          1        0           0
   7/18/14            82         7          3          1        0           0
   7/18/15            79         5          2          0        0           0
   7/18/16            77         4          1          0        0           0
   7/18/17            74         4          1          0        0           0
   7/18/18            70         3          1          0        0           0
   7/18/19            66         2          0          0        0           0
   7/18/20            62         2          0          0        0           0
   7/18/21            57         1          0          0        0           0
   7/18/22            51         1          0          0        0           0
   7/18/23            45         1          0          0        0           0
   7/18/24            39         0          0          0        0           0
   7/18/25            32         0          0          0        0           0
   7/18/26            24         0          0          0        0           0
   7/18/27            16         0          0          0        0           0
   7/18/28             6         0          0          0        0           0

Average Life:       21.2       5.2        3.9        3.0      2.4         1.7
First Prin Pay:   8/18/99    8/18/99   8/18/99     8/18/99  8/18/99     8/18/99
Last Prin Pay:    2/18/29    9/18/25   3/18/21     2/18/17 12/18/13     9/18/09

----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS A-5A
(TO MATURITY)
-------------------------------------------------------------------------------
ARMs (CPR)            0%       15%         20%        25%      30%        40%
FIXED (PPC)           0%       50%        100%       120%     150%       200%
-------------------------------------------------------------------------------
Initial Percent      100       100        100        100      100         100
   7/18/00            97        80         74         69       63          52
   7/18/01            97        66         57         49       41          27
   7/18/02            96        54         43         34       26          12
   7/18/03            96        45         35         27       20          11
   7/18/04            95        38         28         20       14           6
   7/18/05            94        32         22         15       10           4
   7/18/06            93        27         17         11        7           2
   7/18/07            93        23         14          8        5           1
   7/18/08            92        19         11          6        3           0
   7/18/09            90        16          9          5        2           0
   7/18/10            89        13          7          3        1           0
   7/18/11            88        11          5          2        1           0
   7/18/12            86         9          4          2        0           0
   7/18/13            84         8          3          1        0           0
   7/18/14            82         6          3          1        0           0
   7/18/15            80         5          2          0        0           0
   7/18/16            77         4          1          0        0           0
   7/18/17            74         4          1          0        0           0
   7/18/18            70         3          1          0        0           0
   7/18/19            66         2          0          0        0           0
   7/18/20            62         2          0          0        0           0
   7/18/21            57         1          0          0        0           0
   7/18/22            51         1          0          0        0           0
   7/18/23            45         1          0          0        0           0
   7/18/24            39         0          0          0        0           0
   7/18/25            32         0          0          0        0           0
   7/18/26            24         0          0          0        0           0
   7/18/27            16         0          0          0        0           0
   7/18/28             6         0          0          0        0           0

Average Life:       21.2       5.2        3.9        3.0      2.4         1.7
First Prin Pay:   8/18/99    8/18/99   8/18/99     8/18/99  8/18/99     8/18/99
Last Prin Pay:    2/18/29    9/18/25   3/18/21     2/18/17 12/18/13     9/18/09

----------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS B-1
(TO MATURITY)
-------------------------------------------------------------------------------
ARMs (CPR)            0%       15%         20%        25%      30%        40%
FIXED (PPC)           0%       50%        100%       120%     150%       200%
-------------------------------------------------------------------------------
Initial Percent      100       100        100        100      100         100
   7/18/00           100       100        100        100      100         100
   7/18/01           100       100        100        100      100         100
   7/18/02           100       100        100        100      100         100
   7/18/03           100       100         79         62       46          25
   7/18/04           100        89         63         46       32          14
   7/18/05           100        79         50         34       22           5
   7/18/06           100        67         39         26       15           0
   7/18/07           100        58         31         19        7           0
   7/18/08           100        49         25         13        3           0
   7/18/09           100        42         19          7        0           0
   7/18/10           100        36         14          3        0           0
   7/18/11           100        31         10          0        0           0
   7/18/12           100        26          6          0        0           0
   7/18/13           100        22          3          0        0           0
   7/18/14           100        18          0          0        0           0
   7/18/15           100        14          0          0        0           0
   7/18/16           100        11          0          0        0           0
   7/18/17           100         8          0          0        0           0
   7/18/18           100         5          0          0        0           0
   7/18/19           100         3          0          0        0           0
   7/18/20           100         2          0          0        0           0
   7/18/21           100         2          0          0        0           0
   7/18/22            98         1          0          0        0           0
   7/18/23            95         0          0          0        0           0
   7/18/24            83         0          0          0        0           0
   7/18/25            68         0          0          0        0           0
   7/18/26            52         0          0          0        0           0
   7/18/27            33         0          0          0        0           0
   7/18/28            10         0          0          0        0           0

Average Life:       26.9      10.2        6.9        5.6      4.7         3.9
First Prin Pay:   8/18/21    8/18/03   8/18/02     8/18/02  8/18/02     9/18/02
Last Prin Pay:   12/18/28    1/18/24  10/18/14    11/18/11  5/18/09     6/18/06

----------------------

                                HOME EQUITY LOANS

          The Home Equity Loans consist of both fixed rate and adjustable rate, first lien, closed-end home equity loans. The adjustable rate loans are subject to semi-annual interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Loans"). All Home Equity Loans which are not Adjustable Rate Loans are referred to herein as "Fixed Rate Home Equity Loans". The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

          The following pool of Home Equity Loans represents a statistical summary of the final pool of Home Equity Loans that will be sold to the Trust at Closing. The final pool of Home Equity Loans will differ slightly from the exact pool underlying the summary characteristics of the Home Equity Loans shown below, however the issuer does not expect that the characteristics of the final pool of Home Equity Loans will vary materially from those of the Home Equity Loans herein.



-------------------
          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                               GROUP F: SUBGROUP I

                     FIXED RATE CONFORMING HOME EQUITY LOANS
Number of Loans:                               2,430
Wgt. Avg. Contract Rate:                      10.16%
Range of Rates:                       7.00% - 13.99%
Wgt. Avg. Orig. Maturity:              338.98 months
Wgt. Avg. Rem. Maturity:               333.44 months
Avg. Rem. Principal Balance:                  74,046
Wgt. Avg. LTV:                                73.70%


                 PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS
                                                                                     % of Subgroup I
Original                     Number of               Aggregate Original              Loans by Original
Principal Balance             Loans                  Principal Balance              Principal Balance

$ 10,000.01 -$20,000.00         64              $     1,117,338                       0.62%
$ 20,000.01 -$30,000.00        210                    5,479,005                       3.03
$ 30,000.01 -$40,000.00        336                   11,863,921                       6.56
$ 40,000.01 -$50,000.00        320                   14,549,885                       8.05
$ 50,000.01 -$60,000.00        298                   16,508,690                       9.13
$ 60,000.01 -$70,000.00        215                   14,063,338                       7.78
$ 70,000.01 -$80,000.00        172                   12,930,397                       7.15
$ 80,000.01 -$90,000.00        138                   11,766,043                       6.51
$ 90,000.01 -$100,000.00       120                   11,506,446                       6.37
$100,000.01 -$110,000.00       101                   10,582,149                       5.85
$110,000.01 -$120,000.00        90                   10,393,862                       5.75
$120,000.01 -$130,000.00        77                    9,635,069                       5.33
$130,000.01 -$140,000.00        60                    8,103,030                       4.48
$140,000.01 -$150,000.00        37                    5,371,270                       2.97
$150,000.01 -$160,000.00        25                    3,882,068                       2.15
$160,000.01 -$170,000.00        28                    4,631,920                       2.56
$170,000.01 -$180,000.00        30                    5,280,060                       2.92
$180,000.01 -$190,000.00        24                    4,433,435                       2.45
$190,000.01 -$200,000.00        21                    4,082,440                       2.26
$200,000.01 -$210,000.00        18                    3,713,950                       2.05
$210,000.01 -$220,000.00        16                    3,449,495                       1.91
$220,000.01 -$230,000.00        11                    2,464,400                       1.36
$230,000.01 -$240,000.00         9                    2,106,100                       1.17
$240,000.01 -$250,000.00         3                      735,300                       0.41
$250,000.01 -$350,000.00         6                    1,771,500                       0.98
$350,000.01 -$450,000.00         1                      360,000                       0.20
                             -------              --------------                   ---------
Total(1)                     2,430                 $180,781,110                     100.00%
                             ======               ==============                   =========

---------------
(1) Percentages may not add to 100% due to rounding.



                                      CURRENT PRINCIPAL BALANCES OF THE LOANS
                                                                                         % of Subgroup I
Remaining                        Number of               Aggregate Remaining             Loans by Remaining
Principal Balance                  Loans                  Principal Balance              Principal Balance

 $10,000.01  - $20,000.00            65                 $     1,126,925                   0.63%
 $20,000.01  - $30,000.00           215                       5,595,056                   3.11
 $30,000.01  - $40,000.00           336                      11,833,702                   6.58
 $40,000.01  - $50,000.00           319                      14,464,943                   8.04
 $50,000.01  - $60,000.00           295                      16,306,413                   9.06
 $60,000.01  - $70,000.00           216                      14,097,401                   7.84
 $70,000.01  - $80,000.00           171                      12,814,676                   7.12
 $80,000.01  - $90,000.00           138                      11,742,398                   6.53
 $90,000.01  -$100,000.00           121                      11,584,792                   6.44
$100,000.01  -$110,000.00            99                      10,357,325                   5.76
$110,000.01  -$120,000.00            90                      10,357,167                   5.76
$120,000.01  -$130,000.00            78                       9,745,481                   5.42
$130,000.01  -$140,000.00            61                       8,232,294                   4.58
$140,000.01  -$150,000.00            35                       5,075,352                   2.82
$150,000.01  -$160,000.00            26                       4,032,792                   2.24
$160,000.01  -$170,000.00            28                       4,636,824                   2.58
$170,000.01  -$180,000.00            29                       5,095,677                   2.83
$180,000.01  -$190,000.00            25                       4,610,711                   2.56
$190,000.01  -$200,000.00            19                       3,682,520                   2.05
$200,000.01  -$210,000.00            18                       3,694,787                   2.05
$210,000.01  -$220,000.00            18                       3,875,649                   2.15
$220,000.01  -$230,000.00            10                       2,245,377                   1.25
$230,000.01  -$240,000.00             8                       1,869,127                   1.04
$240,000.01  -$250,000.00             3                         732,136                   0.41
$250,000.01  -$350,000.00             6                       1,766,134                   0.98
$350,000.01  -$450,000.00             1                         356,214                   0.20
                                  -------                  --------------              --------
   Total(1)                       2,430                     $179,931,873                100.00%
                                  =======                  ==============              ========

  -------------
  (1)     Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                                                                         % of Subgroup I
                                 Number of                Aggregate Remaining         Loans by Remaining Principal
State                             Loans                    Principal Balance                Balance
Alabama                             142                    $ 7,779,552                        4.32%
Alaska                                6                        685,075                        0.38
Arizona                              24                      2,029,474                        1.13
Arkansas                             12                        606,675                        0.34
California                          342                     36,414,893                       20.24
Colorado                             66                      5,946,199                        3.31
Connecticut                          15                      1,621,984                        0.90
Florida                             169                     11,499,822                        6.39
Georgia                              28                      1,580,604                        0.88
Hawaii                               39                      7,493,953                        4.17
Idaho                                28                      1,741,225                        0.97
Illinois                             74                      5,539,825                        3.08
Indiana                              59                      3,140,245                        1.75
Iowa                                 39                      2,122,790                        1.18
Kansas                                4                        212,705                        0.12
Louisiana                           147                      7,360,970                        4.09
Maine                                 4                        186,694                        0.10
Maryland                              9                        816,310                        0.45
Massachusetts                        15                      1,404,094                        0.78
Michigan                             82                      5,253,256                        2.92
Minnesota                            26                      1,991,309                        1.11
Mississippi                          35                      2,029,868                        1.13
Missouri                             39                      2,173,802                        1.21
Montana                               9                        596,317                        0.33
Nebraska                             30                      1,761,649                        0.98
Nevada                               19                      2,157,407                        1.20
New Hampshire                         1                         49,968                        0.03
New Jersey                           13                        977,324                        0.54
New Mexico                           11                        996,627                        0.55
New York                            154                     13,845,181                        7.70
North Carolina                       11                        781,157                        0.43
North Dakota                          1                        119,319                        0.07
Ohio                                 62                      3,508,784                        1.95
Oklahoma                             78                      3,628,872                        2.02
Oregon                               56                      4,481,775                        2.49
Pennsylvania                         76                      3,737,008                        2.08
Rhode Island                          4                        211,569                        0.12
South Carolina                       32                      2,064,710                        1.15
South Dakota                          7                        449,809                        0.25
Tennessee                            54                      3,899,702                        2.17
Texas                               283                     17,253,271                        9.59
Utah                                 19                      1,751,855                        0.97
Vermont                               1                        142,203                        0.08
Virginia                             29                      2,107,626                        1.17
Washington                           43                      3,762,821                        2.09
Washington D C                        1                        127,305                        0.07
West Virginia                         2                        196,290                        0.11
Wisconsin                            24                      1,416,697                        0.79
Wyoming                               6                        275,305                        0.15
                                 -------                 -----------------                ---------
Total(1)                          2,430                   $179,931,873                      100.00%
                                 =======                 =================                =========

-----------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                        CURRENT MORTGAGE RATES OF THE LOANS
                                                                                         % of Subgroup I
                                  Number of                    Aggregate                 Loans by Remaining
     Mortgage Rates                 Loans                      Remaining                  Principal Balance
                                                          Principal Balance

     7.000% to  7.499%                 7                     $   977,339                  0.54%
     7.500% to  7.999%                15                       1,667,591                  0.93
     8.000% to  8.499%                68                       8,074,671                  4.49
     8.500% to  8.999%               291                      31,038,494                 17.25
     9.000% to  9.499%               150                      13,638,073                  7.58
     9.500% to  9.999%               518                      41,409,737                 23.01
    10.000% to 10.499%               219                      15,034,185                  8.36
    10.500% to 10.999%               416                      28,696,278                 15.95
    11.000% to 11.499%               180                      10,687,408                  5.94
    11.500% to 11.999%               234                      13,335,140                  7.41
    12.000% to 12.499%               121                       6,095,539                  3.39
    12.500% to 12.999%               157                       6,970,222                  3.87
    13.000% to 13.499%                40                       1,710,387                  0.95
    13.500% to 13.999%                14                         596,810                  0.33
                                   ------                 ----------------            ----------
Total(1)                           2,430                    $179,931,873               100.00%
                                   =====                  ================            ==========

--------------
(1) Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                           REMAINING MONTHS TO MATURITY THE LOANS
                                                                                      % of Subgroup I
                               Number of                    Aggregate                 Loans by Remaining
Months Remaining                 Loans                      Remaining                 Principal Balance
                                                         Principal Balance
  61 to  120                        12                    $    557,656                    0.31%
 121 to  180                       340                      18,614,323                   10.35
 181 to  300                        43                       2,479,178                    1.38
 301 to  360                     2,035                     158,280,716                   87.97
                                ------                   --------------                ----------
Total(1)                         2,430                    $179,931,873                  100.00%
                                ======

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                     ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS
                                                                                          % of Subgroup I
Loan-to-                           Number of                    Aggregate                 Loans by Remaining
Value Ratio                          Loans                      Remaining                  Principal Balance
                                                            Principal Balance

  50.00%  or less                     227                   $    12,433,852                    6.91%
  50.01%  to 55.00%                    63                         4,153,861                    2.31
  55.01%  to 60.00%                   137                        10,124,842                    5.63
  60.01%  to 65.00%                   202                        14,053,798                    7.81
  65.01%  to 70.00%                   308                        19,756,164                   10.98
  70.01%  to 75.00%                   376                        25,222,399                   14.02
  75.01%  to 80.00%                   562                        44,596,801                   24.79
  80.01%  to 85.00%                   396                        35,169,869                   19.55
  85.01%  to 90.00%                   159                        14,420,288                    8.01
                                    -----                    ----------------             ------------
  Total(1)                          2,430                      $179,931,873                 100.00%
                                    =====

  ---------------
(1) Percentages may not add to 100% due to rounding.


                                          LOAN PROGRAM OF THE LOANS
                                                                                            % of Subgroup I
                                    Number of               Aggregate Remaining            Loans by Remaining
Program                               Loans                 Principal Balance              Principal Balance
  Fast Trac                              85                  $     7,510,765                 4.17%
  Full Documentation                  1,822                      133,608,493                74.26
  Stated Income                         523                       38,812,615                21.57
                                      -----                  ----------------            -----------
  Total(1)                            2,430                      $179,931,873               100.00%
                                      =====                  =================           ============

  ---------------
(1)  Percentages may not add to 100% due to rounding.

                                               PURPOSE OF THE LOANS

                                                                                                     % of Subgroup I
                                     Number of                      Aggregate Remaining            Loans by Remaining
Purpose                               Loans                           Principal Balance              Principal Balance

  Purchase                              602                           $    40,517,758                 22.52%
  Refinance -  No Cash Out              472                                39,877,619                 22.16
  Refinance Equity Take-Out           1,356                                99,536,495                 55.32
                                      -----                           -----------------            -----------
  Total(1)                            2,430                              $179,931,873               100.00%
                                      =====                           =================            ===========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                           RISK CATEGORY OF THE LOANS

                                                                                % of Subgroup I
                          Number of               Aggregate Remaining          Loans by Remaining
Risk Category              Loans                  Principal Balance            Principal Balance

A-                         1,242                 $   106,205,028                  59.03%
B                            380                      26,132,202                  14.52
B-                           301                      20,567,931                  11.43
C                            361                      18,440,460                  10.25
D                            146                       8,586,252                   4.77
                           -----                 ---------------                 --------

Total(1)                   2,430                    $179,931,873                 100.00%
                           =====                 ===============                 ========

---------------
(1)  Percentages may not add to 100% due to rounding.

                           PROPERTY TYPES OF THE LOANS

                                                                                           % of Subgroup I
                                     Number of             Aggregate Remaining            Loans by Remaining
Property Type                         Loans                Principal Balance              Principal Balance

  2 to 4 units                          116                $     9,684,788                     5.38%
  Single Family                       2,314                    170,247,085                    94.62
                                      -----                ---------------                   -------

  Total(1)                            2,430                   $179,931,873                   100.00%
                                      =====                ===============                   =======

---------------
Percentages may not add to 100% due to rounding.

                          OCCUPANCY STATUS OF THE LOANS

                                                                                            % of Subgroup I
                                    Number of               Aggregate Remaining            Loans by Remaining
Occupancy Status                      Loans                  Principal Balance              Principal Balance

  Non-Owner Occupied                    267                   $   15,250,087                     8.48%
  Owner Occupied                      2,151                      163,819,587                    91.05
  Second Home                            12                          862,199                     0.48
                                      ------                  --------------                   ------

  Total(1)                            2,430                     $179,931,873                   100.00%
                                      =====                   ==============                   =======

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              GROUP F: SUBGROUP II

                   FIXED RATE NON-CONFORMING HOME EQUITY LOANS

Number of Loans:                                                     388
Wgt. Avg. Contract Rate:                                           9.75%
Range of Rates:                                           7.25% - 13.50%
Wgt. Avg. Orig. Maturity:                                  353.84 months
Wgt. Avg. Rem. Maturity:                                   348.49 months
Avg. Rem. Principal Balance:                                    $135,099
Wgt. Avg. LTV:                                                    74.97%


                  PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                                                     % of Subgroup II
Aggregate Original                    Number of           Aggregate Original         Loans by Original
Principal Balance                       Loans             Principal Balance          Principal Balance

     $0.01  -  $10,000.00                  2               $       20,000                    0.04%
$10,000.01  -  $20,000.00                 13                      220,635                    0.42
$20,000.01  -  $30,000.00                 29                      700,460                    1.33
$30,000.01  -  $40,000.00                 27                      964,935                    1.83
$40,000.01  -  $50,000.00                 38                    1,747,945                    3.32
$50,000.01  -  $60,000.00                 35                    1,927,430                    3.66
$60,000.01  -  $70,000.00                 29                    1,902,440                    3.61
$70,000.01  -  $80,000.00                 29                    2,156,405                    4.10
$80,000.01  -  $90,000.00                 18                    1,536,600                    2.92
$90,000.01  -  $100,000.00                15                    1,447,315                    2.75
$100,000.01 -  $110,000.00                16                    1,676,240                    3.18
$110,000.01 -  $120,000.00                 7                      816,328                    1.55
$120,000.01 -  $130,000.00                 6                      749,900                    1.42
$130,000.01 -  $140,000.00                 6                      822,500                    1.56
$140,000.01 -  $150,000.00                 4                      580,150                    1.10
$150,000.01 -  $160,000.00                 5                      787,290                    1.50
$160,000.01 -  $170,000.00                 2                      332,400                    0.63
$170,000.01 -  $180,000.00                 4                      702,200                    1.33
$180,000.01 -  $190,000.00                 4                      745,000                    1.42
$190,000.01 -  $200,000.00                 4                      786,600                    1.49
$200,000.01 -  $210,000.00                 2                      409,500                    0.78
$210,000.01 -  $220,000.00                 1                      220,000                    0.42
$220,000.01 -  $230,000.00                 1                      224,250                    0.43
$230,000.01 -  $240,000.00                 4                      944,550                    1.79
$240,000.01 -  $250,000.00                 9                    2,209,000                    4.20
$250,000.01 -  $350,000.00                42                   12,467,800                   23.68
$350,000.01 -  $450,000.00                28                   11,184,860                   21.24
$450,000.01 +                              8                    4,367,350                    8.30
                                       -----                  -----------                  ------

   Total(1)                              388                  $52,650,083                  100.00%
                                       =====                  ===========                  =======

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                     CURRENT PRINCIPAL BALANCE OF THE LOANS

                                                                                       % of Subgroup II
Remaining                            Number of          Aggregate Remaining            Loans by Remaining
Principal Balance                      Loans             Principal Balance              Principal Balance

     $0.01  -     $10,000.00             3               $     28,570                       0.06%
$10,000.01  -     $20,000.00            14                    237,611                       0.45
$20,000.01  -     $30,000.00            28                    675,926                       1.29
$30,000.01  -     $40,000.00            28                  1,000,474                       1.91
$40,000.01  -     $50,000.00            37                  1,696,928                       3.24
$50,000.01  -     $60,000.00            34                  1,870,840                       3.57
$60,000.01  -     $70,000.00            29                  1,895,979                       3.62
$70,000.01  -     $80,000.00            29                  2,151,402                       4.10
$80,000.01  -     $90,000.00            18                  1,532,883                       2.92
$90,000.01  -     $100,000.00           15                  1,441,915                       2.75
$100,000.01 -     $110,000.00           16                  1,672,335                       3.19
$110,000.01 -     $120,000.00            7                    814,836                       1.55
$120,000.01 -     $130,000.00            6                    748,121                       1.43
$130,000.01 -     $140,000.00            6                    820,269                       1.57
$140,000.01 -     $150,000.00            5                    726,050                       1.39
$150,000.01 -     $160,000.00            4                    635,330                       1.21
$160,000.01 -     $170,000.00            2                    331,922                       0.63
$170,000.01 -     $180,000.00            4                    700,234                       1.34
$180,000.01 -     $190,000.00            4                    743,593                       1.42
$190,000.01 -     $200,000.00            5                    985,144                       1.88
$200,000.01 -     $210,000.00            1                    207,645                       0.40
$210,000.01 -     $220,000.00            1                    219,697                       0.42
$220,000.01 -     $230,000.00            1                    223,970                       0.43
$230,000.01 -     $240,000.00            5                  1,181,124                       2.25
$240,000.01 -     $250,000.00            8                  1,964,457                       3.75
$250,000.01 -     $350,000.00           42                 12,417,555                      23.69
$350,000.01 -     $450,000.00           28                 11,138,756                      21.25
$450,000.01 +                            8                  4,354,674                       8.31
                                     -----               ------------                     ======

 Total(1)                              388                $52,418,242                     100.00%
                                     =====               ============                     =======

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                      % of Subgroup II
                                 Number of               Aggregate Remaining          Loans by Remaining
State                             Loans                  Principal Balance            Principal Balance

Alabama                              3                    $    562,885                       1.07%
Alaska                               1                          76,328                       0.15
Arizona                              6                         809,707                       1.55
Arkansas                             1                          30,653                       0.06
California                          88                      18,695,906                      35.67
Colorado                            22                       2,437,353                       4.65
Connecticut                          5                       1,077,121                       2.06
Florida                             83                       5,864,031                      11.19
Georgia                              3                       1,002,894                       1.91
Hawaii                              23                       2,808,362                       5.36
Idaho                                1                          86,134                       0.16
Illinois                             7                       1,051,424                       2.01
Indiana                              2                         111,193                       0.21
Iowa                                 1                          18,464                       0.04
Kentucky                             1                          52,795                       0.10
Louisiana                            5                         327,202                       0.62
Maryland                             1                         130,754                       0.25
Massachusetts                        3                         283,434                       0.54
Michigan                             6                         532,729                       1.02
Minnesota                            6                       1,152,556                       2.20
Mississippi                          2                         201,949                       0.39
Missouri                             2                          97,500                       0.19
Montana                              1                         114,579                       0.22
Nebraska                             1                          10,012                       0.02
Nevada                               4                         947,256                       1.81
New Jersey                           4                         791,248                       1.51
New Mexico                           4                         213,579                       0.41
New York                            17                       3,794,326                       7.24
North Carolina                       4                         219,027                       0.42
Ohio                                 2                         402,529                       0.77
Oklahoma                             2                          31,666                       0.06
Oregon                               9                       1,267,208                       2.42
Pennsylvania                         2                          48,165                       0.09
South Carolina                       5                         472,404                       0.90
Tennessee                            3                         182,901                       0.35
Texas                               44                       3,838,867                       7.32
Utah                                 3                         896,543                       1.71
Virginia                             2                         640,098                       1.22
Washington                           9                       1,136,461                       2.17
                                  ----                     -----------                     -------

Total(1)                           388                     $52,418,242                     100.00%
                                  ====                    ============                     =======

---------------

(1)       Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                                % of Subgroup II
                              Number of             Aggregate Remaining         Loans by Remaining
Mortgage Rates                  Loans                Principal Balance          Principal Balance

7.000%   to  7.499%              1                   $     289,904                   0.55%
7.500%   to  7.999%              7                       2,047,739                   3.91
8.000%   to  8.499%             17                       2,555,484                   4.88
8.500%   to  8.999%             79                      14,450,429                  27.57
9.000%   to  9.499%             17                       4,447,840                   8.49
9.500%   to  9.999%             91                      12,507,749                  23.86
10.000%  to 10.499%             21                       2,787,956                   5.32
10.500%  to 10.999%             72                       6,131,651                  11.70
11.000%  to 11.499%             20                       1,591,943                   3.04
11.500%  to 11.999%             32                       2,163,131                   4.13
12.000%  to 12.499%              7                       1,067,957                   2.04
12.500%  to 12.999%             18                       2,052,223                   3.92
13.000%  to 13.499%              5                         294,811                   0.56
13.500%  to 13.999%              1                          29,426                   0.06
                             -----                     -----------                  -----

   Total(1)                    388                     $52,418,242                 100.00%
                             =====                     ===========                 ========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                                 % of Subgroup II
                               Number of             Aggregate Remaining        Loans by Remaining
Months Remaining                 Loans                Principal Balance         Principal Balance

 121  to     180                   31                 $   1,646,590                  3.14%
 181  to     300                    4                       220,216                  0.42
 301  to     360                  353                    50,551,436                 96.44
                                  ---                  ------------                -------

  Total(1)                        388                   $52,418,242                100.00%
                                  ===                 =============                =======

---------------
(1)   Percentages may not add to 100% due to rounding.


                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                                          % of Subgroup II
Loan-to-                         Number of            Aggregate Remaining                Loans by Remaining
Value Ratio                        Loans              Prinicpal Balllance                Principal Balance

50.00%  or less                     32                 $   2,559,554                            4.88%
50.01%  to 55.00%                    6                       857,474                            1.64
55.01%  to 60.00%                   21                     3,405,023                            6.50
60.01%  to 65.00%                   22                     1,978,129                            3.77
65.01%  to 70.00%                   43                     6,046,867                           11.54
70.01%  to 75.00%                   56                     8,609,553                           16.43
75.01%  to 80.00%                  105                    13,035,771                           24.87
80.01%  to 85.00%                   78                    11,774,738                           22.46
85.01%  to 90.00%                   25                     4,151,134                            7.92
                                  ---

  Total(1)                         388                   $52,418,242                          100.00%
                                  ===

---------------
(1)   Percentages may not add to 100% due to rounding.


                            LOAN PROGRAM OF THE LOANS

                                                                                         % of Subgroup II
                                 Number of                Aggregate Remaining            Loans by Remaining
Program                           Loans                   Principal Balance             Principal Balance

Fast Trac                           12                     $   1,939,989                      3.70%
Full Documentation                 284                        40,476,554                     77.22
Stated Income                       92                        10,001,699                     19.08
                                  ----                     -------------                     -------

  Total(1)                         388                       $52,418,242                    100.00%
                                  ====                     =============                    ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              PURPOSE OF THE LOANS

                                                                                             % of Subgroup II
                                    Number of               Aggregate Remaining             Loans by Remaining
Purpose                               Loans                  Principal Balance              Principal Balance

Purchase                                122                   $  11,874,592                      22.65%
Refinance - No Cash Out                  86                      14,223,958                      27.14
Refinance Equity Take-Out               180                      26,319,693                      50.21
                                       ----                   -------------                    --------

  Total(1)                             388                      $52,418,242                     100.00%
                                       ===                    =============                    =========

---------------
(1)      Percentages may not add to 100% due to rounding.


                           RISK CATEGORY OF THE LOANS

                                                                                       % of Subgroup II
                               Number of               Aggregate Remaining             Loans by Remaining
Risk Category                   Loans                  Principal Balance               Principal Balance

A-                               236                      $37,910,802                        72.32%
B                                 42                        4,060,862                         7.75
B-                                40                        4,088,726                         7.80
C                                 39                        2,786,457                         5.32
D                                 31                        3,571,395                         6.81
                                ----                      -----------                       -------

Total(1)                         388                      $52,418,242                       100.00%
                                ====                      ===========                       =======

---------------
(1)      Percentages may not add to 100% due to rounding.


                           PROPERTY TYPES OF THE LOANS

                                                                                         % of Subgroup II
                                Number of               Aggregate Remaining             Loans by Remaining
Property Type                    Loans                  Principal Balance              Principal Balance

2 to 4 units                       2                    $     755,374                       1.44%
Condo                            150                       11,052,406                      21.09
Manufactured Home                 68                        4,207,838                       8.03
PUD                               60                        6,605,366                      12.60
Single Family                    102                       29,313,280                      55.92
Townhouse                          6                          483,977                       0.92
                               -----                    -------------                     ------

  Total(1)                       388                      $52,418,242                     100.00%
                               =====                    =============                     =======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                          OCCUPANCY STATUS OF THE LOANS


                                                                                         % of Subgroup II
                                 Number of               Aggregate Remaining            Loans by Remaining
Occupancy Status                   Loans                  Principal Balance              Principal Balance

  Non-Owner Occupied                35                     $   3,031,245                        5.78%
  Owner Occupied                   346                        48,896,359                       93.28
  Second Home                        7                           490,638                        0.94
                                  ----                     -------------                       -------

  Total(1)                         388                       $52,418,242                      100.00%
                                  ====                       ===========                      =======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                               GROUP A: SUBGROUP I
                  ADJUSTABLE RATE CONFORMING HOME EQUITY LOANS

Number of Loans:                                       4,477
Wgt. Avg. Contract Rate:                               9.79%
Range of Rates:                               6.49% - 14.25%
Wgt. Avg. Orig. Maturity:                      359.46 months
Wgt. Avg. Rem. Maturity:                       355.22 months
Avg. Rem. Princ. Balance:                           $101,246
Wgt. Avg. LTV:                                        77.63%
Wgt. Avg. Margin                                       6.74%
Wgt. Avg. Life Floor                                   9.78%
Wgt. Avg. Life Cap                                    15.79%


                  PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                                                              % of Subgroup I
Aggregate Original                  Number of                Aggregate Original              Loans by Original
Principal Balance                    Loans                  Principal Balance               Principal Balance

$10,000.01  -  $20,000.00               30                   $      537,843                         0.12%
$20,000.01  -  $30,000.00              123                        3,213,450                         0.71
$30,000.01  -  $40,000.00              247                        8,804,733                         1.94
$40,000.01  -  $50,000.00              308                       14,037,980                         3.09
$50,000.01  -  $60,000.00              384                       21,323,304                         4.69
$60,000.01  -  $70,000.00              370                       24,218,423                         5.33
$70,000.01  -  $80,000.00              370                       27,767,547                         6.11
$80,000.01  -  $90,000.00              344                       29,499,822                         6.49
$90,000.01  -  $100,000.00             349                       33,282,476                         7.33
$100,000.01 -  $110,000.00             315                       33,136,834                         7.29
$110,000.01  -  $120,000.00            300                       34,596,420                         7.61
$120,000.01  -  $130,000.00            193                       24,118,627                         5.31
$130,000.01  -  $140,000.00            187                       25,262,995                         5.56
$140,000.01  -  $150,000.00            154                       22,352,434                         4.92
$150,000.01  -  $160,000.00            139                       21,562,390                         4.75
$160,000.01  -  $170,000.00            113                       18,720,650                         4.12
$170,000.01  -  $180,000.00            115                       20,211,425                         4.45
$180,000.01  -  $190,000.00            103                       19,115,324                         4.21
$190,000.01  -  $200,000.00             89                       17,416,595                         3.83
$200,000.01  -  $210,000.00             61                       12,559,647                         2.76
$210,000.01  -  $220,000.00             54                       11,606,632                         2.56
$220,000.01  -  $230,000.00             63                       14,212,285                         3.13
$230,000.01  -  $240,000.00             47                       11,071,020                         2.44
$250,000.01  -  $350,000.00             19                        5,728,350                         1.26
                                     -----                     ------------                        -------
Total(1)                             4,477                     $454,357,206                       100.00%
                                     =====                     ============                       =======

-------------
(1) Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                     CURRENT PRINCIPAL BALANCE OF THE LOANS

                                                                                              % of Subgroup I
                                      Number of               Aggregate Remaining            Loans by Remaining
Principal Balance                       Loans                  Principal Balance              Principal Balance

$10,000.01   -  $20,000.00               30                   $      535,681                     0.12%
$20,000.01   -  $30,000.00              124                        3,228,248                     0.71
$30,000.01   -  $40,000.00              247                        8,796,312                     1.94
$40,000.01   -  $50,000.00              308                       14,015,058                     3.09
$50,000.01   -  $60,000.00              384                       21,284,565                     4.70
$60,000.01   -  $70,000.00              371                       24,244,735                     5.35
$70,000.01   -  $80,000.00              371                       27,803,899                     6.13
$80,000.01   -  $90,000.00              343                       29,372,379                     6.48
$90,000.01   -  $100,000.00             350                       33,331,608                     7.35
$100,000.01  -  $110,000.00             315                       33,090,780                     7.30
$110,000.01  -  $120,000.00             298                       34,306,483                     7.57
$120,000.01  -  $130,000.00             199                       24,852,374                     5.48
$130,000.01  -  $140,000.00             192                       25,968,107                     5.73
$140,000.01  -  $150,000.00             143                       20,773,063                     4.58
$150,000.01  -  $160,000.00             139                       21,527,113                     4.75
$160,000.01  -  $170,000.00             113                       18,686,503                     4.12
$170,000.01  -  $180,000.00             118                       20,706,546                     4.57
$180,000.01  -  $190,000.00             101                       18,718,226                     4.13
$190,000.01  -  $200,000.00              87                       16,994,978                     3.75
$200,000.01  -  $210,000.00              61                       12,533,101                     2.77
$210,000.01  -  $220,000.00              54                       11,578,605                     2.55
$220,000.01  -  $230,000.00              66                       14,865,856                     3.28
$230,000.01  -  $240,000.00              44                       10,352,967                     2.28
$250,000.01  -  $350,000.00              19                        5,712,460                     1.26
                                     -----                      ------------                   --------

Total(1)                              4,477                     $453,279,647                   100.00%
                                      =====                     ============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                      % of Subgroup I
                     Number of                     Aggregate Remaining              Loans by Remaining
State                 Loans                        Principal Balance                 Principal Balance

Alabama                28                          $    1,855,447                       0.41%
Alaska                 12                               1,782,413                       0.39
Arizona                39                               3,444,131                       0.76
Arkansas                7                                 445,547                       0.10
California            929                             126,601,941                      27.93
Colorado              407                              43,467,444                       9.59
Connecticut             5                                 810,136                       0.18
Delaware                4                                 291,176                       0.06
Florida               191                              15,020,512                       3.31
Georgia                50                               5,316,951                       1.17
Hawaii                 36                               7,128,545                       1.57
Idaho                  86                               7,015,464                       1.55
Illinois              166                              17,285,377                       3.81
Indiana                78                               4,882,932                       1.08
Iowa                   59                               3,270,312                       0.72
Kansas                 41                               3,255,841                       0.72
Kentucky                7                                 396,106                       0.09
Louisiana              39                               3,342,018                       0.74
Maine                  28                               1,786,784                       0.39
Maryland               19                               2,122,134                       0.47
Massachusetts          59                               7,274,770                       1.61
Michigan              383                              33,848,761                       7.47
Minnesota             184                              16,536,184                       3.65
Mississippi            10                                 773,193                       0.17
Missouri              115                               8,003,293                       1.77
Montana                 7                                 893,799                       0.20
Nebraska               73                               4,838,960                       1.07
Nevada                180                              18,008,677                       3.97
New Hampshire           9                               1,079,109                       0.24
New Jersey             47                               4,998,496                       1.10
New Mexico             31                               2,985,319                       0.66
New York              126                              13,239,183                       2.92
North Carolina         13                               1,285,564                       0.28
North Dakota            6                                 479,514                       0.11
Ohio                   84                               5,876,407                       1.30
Oklahoma               30                               1,705,344                       0.38
Oregon                202                              21,379,142                       4.72
Pennsylvania           55                               3,427,043                       0.76
Rhode Island            2                                 137,391                       0.03
South Carolina         13                                 838,234                       0.19
South Dakota           10                                 765,200                       0.17
Tennessee              39                               3,466,909                       0.77
Texas                 240                              18,694,119                       4.12
Utah                  144                              15,168,790                       3.35
Virginia               17                               2,024,966                       0.45
Washington            108                              11,974,542                       2.64
Washington DC           2                                 108,657                       0.02
West Virginia           2                                 140,294                       0.03
Wisconsin              35                               2,570,929                       0.57
Wyoming                20                               1,235,648                       0.27
                   ------                            ------------                    -------
Total(1)            4,477                            $453,279,647                     100.00%
                   ======                            ============                    ========

(1) Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                                  % of Subgroup I
                            Number of               Aggregate Remaining            Loans by Remaining
Mortgage Rates               Loans                  Principal Balance              Principal Balance

 6.000%  to  6.499%             1                  $        69,680                     0.02%
 6.500%  to  6.999%             7                          895,015                     0.20
 7.000%  to  7.499%             5                          732,522                     0.16
 7.500%  to  7.999%           121                       16,662,556                     3.68
 8.000%  to  8.499%           138                       18,409,647                     4.06
 8.500%  to  8.999%           736                       94,493,458                    20.85
 9.000%  to  9.499%           401                       46,269,036                    10.21
 9.500%  to  9.999%         1,198                      123,983,859                    27.35
10.000%  to 10.499%           403                       38,262,413                     8.44
10.500%  to 10.999%           699                       60,127,934                    13.27
11.000%  to 11.499%           196                       15,375,291                     3.39
11.500%  to 11.999%           351                       23,434,494                     5.17
12.000%  to 12.499%           140                        9,026,800                     1.99
12.500%  to 12.999%            67                        4,876,824                     1.08
13.000%  to 13.499%            11                          533,065                     0.12
13.500%  to 13.999%             2                           99,079                     0.02
14.000%  to 14.499%             1                           27,975                     0.01
                           ------                     ------------                  --------

   Total(1)                 4,477                     $453,279,647                   100.00%
                           ======                     ============                  =========

---------------
(1)      Percentages may not add to 100% due to rounding.

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                                     % of Subgroup I
                            Number of               Aggregate Remaining            Loans by Remaining
Months Remaining              Loans                  Principal Balance              Principal Balance

121 to 180                      11                    $    1,189,413                     0.26%
181 to 300                       2                           251,610                     0.06
301 to 360                   4,464                       451,838,624                    99.68
                             -----                    --------------                  --------

  Total(1)                   4,477                      $453,279,647                   100.00%
                             =====                    ==============                  ========

---------------
(1)   Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              PRODUCT TYPE OF LOANS

                                                                                          % of Subgroup I
                                  Number of               Aggregate Remaining            Loans by Remaining
Product Type                        Loans                  Principal Balance              Principal Balance

2/28                                3,954                      $396,411,008                    87.45%
3/27                                  322                        31,800,038                     7.02
6 month-LIBOR                         201                        25,068,600                     5.53
                                    -----                     -------------                   --------

  Total(1)                          4,477                      $453,279,647                   100.00%
                                    =====                     =============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                                         % of Subgroup I
Loan-to-                         Number of               Aggregate Remaining            Loans by Remaining
Value Ratio                       Loans                  Principal Balance              Principal Balance

50.00%       Less                  152                        $10,051,558                     2.22%
or
50.01%  to   55.00%                 57                          4,580,328                     1.01
55.01%  to   60.00%                126                         11,864,191                     2.62
60.01%  to   65.00%                229                         20,662,738                     4.56
65.01%  to   70.00%                489                         43,540,648                     9.61
70.01%  to   75.00%                642                         57,137,564                    12.61
75.01%  to   80.00%              1,438                        148,708,025                    32.81
80.01%  to   85.00%              1,093                        125,499,288                    27.69
85.01%  to   90.00%                251                         31,235,307                     6.89
                                ------                      -------------                 ---------

Total(1)                         4,477                      $453,279,647                    100.00%
                                ======                      =============                 ==========

---------------
(1)    Percentages may not add to 100% due to rounding.

                            LOAN PROGRAM OF THE LOANS

                                                                                        % of Subgroup I
                                Number of               Aggregate Remaining            Loans by Remaining
Program                          Loans                  Principal Balance              Principal Balance

Fast Trac                         209                   $    24,108,395                      5.32%
Full Documentation              3,425                       345,586,389                     76.24
Stated Income                     843                        83,584,864                     18.44
                                -----                   ---------------                    -------

  Total(1)                      4,477                      $453,279,647                    100.00%
                                =====                   ===============                    =======

---------------
(1)      Percentages may not add to 100% due to rounding.


                              PURPOSE OF THE LOANS

                                                                                          % of Subgroup I
                                  Number of               Aggregate Remaining           Loans by Outstanding
Purpose                            Loans                  Principal Balance              Principal Balance

  Purchase                         1,892                     $180,885,495                      39.91%
  Refinance - No Cash Out          1,005                      112,046,087                      24.72
  Refinance Equity Take-Out        1,580                      160,348,065                      35.38
                                   -----                     ------------                     ------

  Total(1)                         4,477                     $453,279,647                     100.00%
                                   =====                     ============                     =======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                           RISK CATEGORY OF THE LOANS

                                                                              % of Subgroup I
                      Number of               Aggregate Remaining            Loans by Remaining
Risk Category          Loans                  Principal Balance              Principal Balance

A-                     2,040                      $228,185,982                    50.34%
B                        661                        71,029,419                    15.67
B-                       676                        65,537,169                    14.46
C                        751                        58,236,334                    12.85
D                        349                        30,290,743                     6.68
                       -----                      ------------                  --------

  Total(1)             4,477                      $453,279,647                   100.00%
                       =====                      ============                  ========

-------------
(1)      Percentages may not add to 100% due to rounding.


                           PROPERTY TYPES OF THE LOANS

                                                                                       % of Subgroup I
                                  Number of            Aggregate Remaining            Loans by Remaining
Property Type                       Loans               Principal Balance              Principal Balance

2 to 4 units                        185               $    18,642,605                       4.11%
Single Family                     4,292                   434,637,042                       95.89
                                  -----               ---------------                      ------

Total(1)                          4,477                  $453,279,647                      100.00%
                                  =====               ===============                      =======

---------------
(1)      Percentages may not add to 100% due to rounding.

                          OCCUPANCY STATUS OF THE LOANS

                                                                                        % of Subgroup I
                                 Number of               Aggregate Remaining            Loans by Remaining
Occupancy Status                   Loans                  Principal Balance              Principal Balance

Non-Owner Occupied                  304                     $  24,136,531                     5.33%
Owner Occupied                    4,155                       426,947,561                    94.19
Second Home                          18                         2,195,555                     0.48
                                  -----                     -------------                   --------

   Total(1)                       4,477                      $453,279,647                   100.00%
                                  =====                     =============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

               MONTH AND YEAR OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                             Aggregate             % of Subgroup I
Month and Year of Next          Number of                Remaining Principal       Loans by Remaining
Rate Adjustment                  Loans                        Balance              Principal Balance

July 1999                         61                     $    7,702,967                 1.70%
August 1999                       49                          6,273,037                 1.38
September 1999                    47                          5,885,276                 1.30
October 1999                      15                          1,955,088                 0.43
November 1999                      1                            119,129                 0.03
December 1999                     28                          3,133,105                 0.69
June 2000                          2                            164,712                 0.04
July 2000                          2                            165,004                 0.04
August 2000                        8                            669,416                 0.15
September 2000                    18                          1,408,613                 0.31
October 2000                      13                          1,024,137                 0.23
November 2000                     51                          5,413,191                 1.19
December 2000                    473                         48,640,149                10.73
January 2001                   1,132                        113,491,563                25.04
February 2001                    988                         99,861,866                22.03
March 2001                       974                         98,825,126                21.80
April 2001                       293                         26,747,231                 5.90
August 2001                        1                             58,211                 0.01
November 2001                     11                          1,053,918                 0.23
December 2001                     34                          3,015,042                 0.67
January 2002                      88                          9,499,740                 2.10
February 2002                    116                         11,158,570                 2.46
March 2002                        54                          5,469,146                 1.21
April 2002                        18                          1,545,411                 0.34
                                -----                       -----------              -------

Total(1)                       4,477                       $453,279,647               100.00%
                               =====                       ============              ========

---------------
(1)      Percentages may not add to 100% due to rounding.

                           GROSS MARGINS OF THE LOANS

                                                                                     % of Subgroup I
                              Number of               Aggregate Remaining            Loans by Remaining
Range of Margins               Loans                  Principal Balance              Principal Balance

4.000%  to  4.499%                 4                   $      365,097                    0.08%
4.500%  to  4.999%                 5                          510,483                    0.11
5.000%  to  5.499%                22                        2,076,178                    0.46
5.500%  to  5.999%               436                       44,245,915                    9.76
6.000%  to  6.499%               636                       61,932,900                   13.66
6.500%  to  6.999%             3,303                      336,811,245                   74.31
7.000%  to  7.499%                44                        4,312,586                    0.95
7.500%  to  7.999%                19                        2,018,617                    0.45
8.000%  to  8.499%                 3                          510,763                    0.11
8.500%  to  8.999%                 2                          149,357                    0.03
9.500%  +                          3                          346,507                    0.08
                              ------                     ------------                  -------


   Total(1)                    4,477                     $453,279,647                  100.00%
                               =====                     ============                  =======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                         MAXIMUM LOAN RATES OF THE LOANS

                                                                                       % of Subgroup I
                               Number of               Aggregate Remaining            Loans by Remaining
Range of Maximum Rates          Loans                  Principal Balance              Principal Balance

12.000% to   12.499%                 1                    $       69,680                        0.02%
12.500% to   12.999%                 8                           971,836                        0.21
13.000% to   13.499%                 6                           904,604                        0.20
13.500% to   13.999%               115                        15,700,134                        3.46
14.000% to   14.499%               139                        18,647,851                        4.11
14.500% to   14.999%               733                        93,842,648                        20.70
15.000% to   15.499%               403                        46,726,229                        10.31
15.500% to   15.999%             1,191                       123,314,130                        27.21
16.000% to   16.499%               403                        38,643,787                         8.53
16.500% to   16.999%               685                        59,182,356                        13.06
17.000% to   17.499%               207                        16,223,533                         3.58
17.500% to   17.999%               362                        24,158,691                         5.33
18.000% to   18.499%               142                         9,312,264                         2.05
18.500% to   18.999%                66                         4,833,456                         1.07
19.000% to   19.499%                12                           578,026                         0.13
19.500% to   19.999%                 3                           142,447                         0.03
20.000% to   20.499%                 1                            27,975                         0.01
                                 -----                       -----------                      --------

Total(1)                         4,477                      $453,279,647                       100.00%
                                 =====                      ============                      ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                         MINIMUM LOAN RATES OF THE LOANS

                                                                                  % of Subgroup I
                          Number of               Aggregate Remaining            Loans by Remaining
Range of Minimum Rates     Loans                  Principal Balance              Principal Balance

  6.000% to  6.499%             1                  $       69,680                     0.02%
  6.500% to  6.999%             8                         971,836                     0.21
  7.000% to  7.499%             6                         904,604                     0.20
  7.500% to  7.999%           121                      16,477,765                     3.64
  8.000% to  8.499%           140                      18,815,944                     4.15
  8.500% to  8.999%           733                      94,052,830                    20.75
  9.000% to  9.499%           402                      46,560,924                    10.27
  9.500% to  9.999%         1,195                     123,533,236                    27.25
10.000%  to 10.499%           405                      38,557,404                     8.51
10.500%  to 10.999%           691                      59,356,416                    13.10
11.000%  to 11.499%           203                      15,978,144                     3.53
11.500%  to 11.999%           350                      23,293,419                     5.14
12.000%  to 12.499%           141                       9,170,502                     2.02
12.500%  to 12.999%            67                       4,876,824                     1.08
13.000%  to 13.499%            11                         533,065                     0.12
13.500%  to 13.999%             2                          99,079                     0.02
14.000%  to 14.499%             1                          27,975                     0.01
                           ------                     -----------                  --------

   Total(1)                 4,477                    $453,279,647                   100.00%
                           ======                    ============                  =========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              GROUP A: SUBGROUP II

                ADJUSTABLE RATE NON-CONFORMING HOME EQUITY LOANS

Number of Loans:                                           1,264
Wgt. Avg. Contract Rate:                                   9.36%
Range of Rates:                                   6.99% - 12.99%
Wgt. Avg. Orig. Maturity:                          359.92 months
Wgt. Avg. Rem. Maturity:                           355.61 months
Avg. Rem. Princ. Balance:                               $201,834
Wgt. Avg. LTV:                                            78.55%
Wgt. Avg. Margin                                           6.79%
Wgt. Avg. Life Floor                                       9.36%
Wgt. Avg. Life Cap                                        15.36%


                  PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                                                        % of Subgroup II Loans
Aggregate Original                Number of               Aggregate Original            by Original Principal
Principal Balance                   Loans                  Principal Balance                   Balance

$ 10,000.01 - $ 20,000.00               3                  $       46,280                    0.02%
$ 20,000.01 - $ 30,000.00              10                         280,875                    0.11
$ 30,000.01 - $ 40,000.00              33                       1,182,674                    0.46
$ 40,000.01 - $ 50,000.00              43                       1,919,825                    0.75
$ 50,000.01 - $ 60,000.00              82                       4,576,846                    1.79
$ 60,000.01 - $ 70,000.00              64                       4,185,840                    1.64
$ 70,000.01 - $ 80,000.00              42                       3,158,540                    1.24
$ 80,000.01 - $ 90,000.00              48                       4,095,444                    1.60
$ 90,000.01 - $100,000.00              58                       5,518,594                    2.16
$100,000.01 - $110,000.00              60                       6,292,128                    2.46
$110,000.01 - $120,000.00              46                       5,275,198                    2.06
$120,000.01 - $130,000.00              36                       4,528,728                    1.77
$130,000.01 - $140,000.00              36                       4,852,587                    1.90
$140,000.01 - $150,000.00              23                       3,350,300                    1.31
$150,000.01 - $160,000.00              31                       4,832,455                    1.89
$160,000.01 - $170,000.00              15                       2,492,520                    0.98
$170,000.01 - $180,000.00              23                       4,036,808                    1.58
$180,000.01 - $190,000.00              11                       2,036,050                    0.80
$190,000.01 - $200,000.00              22                       4,327,351                    1.69
$200,000.01 - $210,000.00              15                       3,067,415                    1.20
$210,000.01 - $220,000.00              16                       3,434,024                    1.34
$220,000.01 - $230,000.00              11                       2,501,889                    0.98
$230,000.01 - $240,000.00              12                       2,819,268                    1.10
$240,000.01 - $250,000.00              46                      11,300,510                    4.42
$250,000.01 - $350,000.00             291                      84,150,611                   32.90
$350,000.01 - $450,000.00             119                      46,833,041                   18.31
$450,000.01+                           68                      34,649,502                   13.55
                                    -----                    ------------                  --------

  Total(1)                          1,264                    $255,745,303                  100.00%
                                    =====                    ============                  ========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                     CURRENT PRINCIPAL BALANCE OF THE LOANS

                                                                                    % of Subgroup II Loans
                                Number of               Aggregate Remaining         by Remaining Principal
Principal Balance                 Loans                  Principal Balance               Balance

$ 10,000.01 - $ 20,000.00            3                   $      46,222                    0.02%
$ 20,000.01 - $ 30,000.00           10                         280,500                    0.11
$ 30,000.01 - $ 40,000.00           33                       1,179,693                    0.46
$ 40,000.01 - $ 50,000.00           43                       1,915,161                    0.75
$ 50,000.01 - $ 60,000.00           83                       4,627,205                    1.81
$ 60,000.01 - $ 70,000.00           64                       4,185,714                    1.64
$ 70,000.01 - $ 80,000.00           42                       3,156,921                    1.24
$ 80,000.01 - $ 90,000.00           49                       4,186,696                    1.64
$ 90,000.01 - $100,000.00           58                       5,527,124                    2.17
$100,000.01 -                       58                       6,076,716                    2.38
$110,000.00
$110,000.01 -                       46                       5,262,658                    2.06
$120,000.00
$120,000.01 -                       36                       4,519,659                    1.77
$130,000.00
$130,000.01 -                       36                       4,840,214                    1.90
$140,000.00
$140,000.01 -                       24                       3,492,434                    1.37
$150,000.00
$150,000.01 -                       30                       4,670,390                    1.83
$160,000.00
$160,000.01 -                       15                       2,486,599                    0.98
$170,000.00
$170,000.01 -                       23                       4,026,001                    1.58
$180,000.00
$180,000.01 -                       11                       2,031,410                    0.80
$190,000.00
$190,000.01 -                       23                       4,516,777                    1.77
$200,000.00
$200,000.01 -                       14                       2,860,546                    1.12
$210,000.00
$210,000.01 -                       17                       3,646,622                    1.43
$220,000.00
$220,000.01 -                       10                       2,275,806                    0.89
$230,000.00
$230,000.01 -                       12                       2,811,803                    1.10
$240,000.00
$240,000.01 -                       50                      12,274,942                    4.81
$250,000.00
$250,000.01 -                      288                      83,301,504                   32.65
$350,000.00
$350,000.01 -                      119                      46,816,312                   18.35
$450,000.00
$450,000.01 +                       67                      34,102,096                   13.37
                                 -----                    ------------                 --------

   Total(1)                      1,264                    $255,117,725                  100.00%
                                 =====                    ============                 ==========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                     % of Subgroup II
                    Number of                    Aggregate Remaining                Loans by Remaining
State                Loans                       Principal Balance                 Principal Balance

Alabama                 2                        $        81,111                          0.03%
Alaska                  1                                 58,787                          0.02
Arizona                16                              3,156,371                          1.24
California            524                            134,848,294                         52.86
Colorado              113                             20,032,992                          7.85
Florida                79                              8,791,674                          3.45
Georgia                11                              1,847,357                          0.72
Hawaii                 19                              3,529,411                          1.38
Idaho                  13                              2,082,670                          0.82
Illinois               45                              8,987,107                          3.52
Indiana                 4                                241,580                          0.10
Iowa                    2                                169,313                          0.07
Kansas                  4                                239,337                          0.09
Kentucky                1                                259,496                          0.10
Louisiana               4                              1,043,264                          0.41
Maine                   4                                744,337                          0.29
Maryland                3                                632,747                          0.25
Massachusetts          12                              2,398,818                          0.94
Michigan               30                              5,797,174                          2.27
Minnesota              31                              4,109,829                          1.61
Missouri                5                                646,526                          0.25
Montana                 1                                109,432                          0.04
Nebraska                4                                516,098                          0.20
Nevada                 77                             11,035,965                          4.33
New Jersey             20                              4,187,319                          1.64
New Mexico              5                                734,992                          0.29
New York               17                              5,006,547                          1.96
North Carolina         10                                767,032                          0.30
Ohio                    5                                822,563                          0.32
Oklahoma                1                                254,621                          0.10
Oregon                 35                              5,530,240                          2.17
Pennsylvania            5                              1,435,171                          0.56
South Carolina          9                                573,661                          0.23
Tennessee               6                                442,700                          0.17
Texas                  84                             12,580,583                          4.93
Utah                   20                              4,539,509                          1.78
Virginia                3                                335,191                          0.13
Washington             32                              5,673,046                          2.22
Wisconsin               3                                217,532                          0.09
Wyoming                 4                                657,334                          0.26
                    ------                         -------------                        -------

Total(1)            1,264                           $255,117,725                        100.00%
                    ======                         =============                        ========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                                        % of Subgroup II
                                Number of               Aggregate Remaining            Loans by Remaining
Range of Mortgage Rates          Loans                  Principal Balance              Principal Balance

 6.500% to  6.999%                  5                      $    1,261,481                    0.49%
 7.000% to  7.499%                 12                           2,986,288                    1.17
 7.500% to  7.999%                 45                          11,360,564                    4.45
 8.000% to  8.499%                 72                          19,895,775                    7.80
 8.500% to  8.999%                306                          73,077,234                   28.65
 9.000% to  9.499%                153                          32,419,007                   12.71
 9.500% to  9.999%                343                          69,305,338                   27.17
10.000% to 10.499%                110                          16,724,612                    6.56
10.500% to 10.999%                132                          16,662,673                    6.53
11.000% to 11.499%                 30                           3,781,975                    1.48
11.500% to 11.999%                 32                           5,276,437                    2.07
12.000% to 12.499%                 17                           1,370,672                    0.54
12.500% to 12.999%                  7                             995,667                    0.39
                                -----                        ------------                  --------
Total(1)                        1,264                        $255,117,725                  100.00%
                                ======                       ============                  =========

---------------
(1)      Percentages may not add to 100% due to rounding.

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                            % of Subgroup II
                          Number of          Aggregate Remaining            Loans by Remaining
Months Remaining           Loans             Principal Balance              Principal Balance

  61 to 120                     1            $        34,429                      0.01%
181 to 300                      2                    109,648                      0.04
301 to 360                  1,261                254,973,648                     99.94
                           -------           ---------------                    ------
Total(1)                    1,264            $   255,117,725                    100.00%
                          =======            ===============                    ======

---------------
(1)      Percentages may not add to 100% due to rounding.


                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                                       % of Subgroup II
Loan-to-                        Number of               Aggregate Remaining            Loans by Remaining
Value Ratio                      Loans                  Principal Balance              Principal Balance

50.00% or less                      23                   $     3,511,140                    1.38%
50.01% to 55.00%                    10                         2,202,505                    0.86
55.01% to 60.00%                    26                         5,372,775                    2.11
60.01% to 65.00%                    46                         9,401,637                    3.69
65.01% to 70.00%                   110                        19,091,500                    7.48
70.01% to 75.00%                   178                        36,804,754                   14.43
75.01% to 80.00%                   435                        82,574,481                   32.37
80.01% to 85.00%                   336                        75,672,928                   29.66
85.01% to 90.00%                   100                        20,486,006                    8.03
                               -------                   ---------------                   -----
Total(1)                         1,264                   $   255,117,725                  100.00%
                               =======                   ===============                   ======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                            PRODUCT TYPE OF THE LOANS

                                                                                   % of Subgroup II
                          Number of            Aggregate Remaining                Loans by Remaining
Product Type               Loans               Principal Balance                  Principal Balance

2/28                       1,097                $   214,972,301                        84.26%
3/27                          81                     17,354,964                         6.80
Six-Month LIBOR               86                     22,790,459                         8.93
                          ------                ---------------                       --------
Total(1)                   1,264                $   255,117,725                       100.00%
                          ======                ===============                       ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                            LOAN PROGRAM OF THE LOANS

                                                                                  % of Subgroup II
                           Number of               Aggregate Remaining            Loans by Remaining
Program                     Loans                  Principal Balance              Principal Balance

Fast Trac                     92                   $    23,359,484                    9.16%
Full Documentation           899                       180,616,368                   70.80
Stated Income                273                        51,141,872                   20.05
                          ------                    ---------------                 --------
Total(1)                   1,264                   $   255,117,725                  100.00%
                          ======                    ===============                 ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                              PURPOSE OF THE LOANS

                                                                                          % of Subgroup II
                                   Number of               Aggregate Remaining            Loans by Remaining
Purpose                             Loans                  Principal Balance              Principal Balance

Purchase                              629                    $   106,358,953                      41.69%
Refinance - No Cash Out               253                         54,675,378                      21.43
Refinance Equity Take-Out             382                         94,083,395                      36.88
                                   ------                    ---------------

Total(1)                            1,264                    $   255,117,725                     100.00%
                                   ======                    ===============                     ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                           RISK CATEGORY OF THE LOANS

                                                                                                       % of Subgroup II
                                  Number of               Aggregate Remaining            Loans by Remaining
Risk Category                       Loans                  Principal Balance              Principal Balance

A-                                   732                    $   162,797,396                        63.81%
B                                    173                         32,774,706                        12.85
B-                                   145                         26,688,475                        10.46
C                                    157                         21,266,214                         8.34
C-                                     1                            868,868                         0.34
D                                     56                         10,722,066                         4.20
                                   ------                    ---------------                     --------
Total(1)                           1,264                    $   255,117,725                       100.00%
                                   ======                    ===============                     ========

---------------
(1)   Percentages may not add to 100% due to rounding.


                           PROPERTY TYPES OF THE LOANS

                                                                                       % of Subgroup II
                                Number of               Aggregate Remaining            Loans by Remaining
Property Type                    Loans                  Principal Balance              Principal Balance

Single Family                      433                  $   143,503,746                     56.25%
2 to 4 units                        12                        5,104,088                      2.00
Condo                              353                       40,738,863                     15.97
Manufactured Home                  125                       10,541,209                      4.13
Townhouse                           11                          931,756                      0.37
PUD                                330                       54,298,063                     21.28
                                ------                  ---------------                   --------
Total(1)                         1,264                  $   255,117,725                    100.00%
                                ======                  ===============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                          OCCUPANCY STATUS OF THE LOANS

                                                                                               % of Subgroup II
                                    Number of               Aggregate Remaining                Loans by Remaining
Occupancy Status                      Loans                  Principal Balance                 Principal Balance

Owner Occupied                        1,169                   $   243,027,884                        95.26%
Non-Owner Occupied                       78                         9,087,797                         3.56
Second Home                              17                         3,002,044                         1.18
                                     ------                    ---------------                     --------
Total(1)                              1,264                   $   255,117,725                       100.00%
                                     ======                    ===============                     ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

               MONTH AND YEAR OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                              Aggregate                 % of Subgroup II
Month and Year of Next           Number of                Remaining Principal           Loans by Remaining
Rate Adjustment                    Loans                        Balance                  Principal Balance

July 1999                            24                      $     6,193,658                   2.43%
August 1999                          22                            5,771,632                   2.26
September 1999                       17                            5,214,998                   2.04
October 1999                         10                            2,921,684                   1.15
November 1999                         3                              619,734                   0.24
December 1999                        11                            2,937,621                   1.15
July 2000                             1                              647,848                   0.25
August 2000                           3                              509,907                   0.20
September 2000                        2                              653,793                   0.26
October 2000                          5                            1,447,965                   0.57
November 2000                        12                            2,980,978                   1.17
December 2000                       122                           22,350,485                   8.76
January 2001                        336                           68,131,956                  26.71
February 2001                       243                           47,199,004                  18.50
March 2001                          285                           56,811,097                  22.27
April 2001                           87                           13,370,400                   5.24
November 2001                         1                              264,453                   0.10
December 2001                        10                            2,640,512                   1.04
January 2002                         15                            3,407,348                   1.34
February 2002                        27                            6,666,934                   2.61
March 2002                           21                            3,172,795                   1.24
April 2002                            7                            1,202,922                   0.47
                                 ------                      ---------------                --------
Total                             1,264                      $   255,117,725                 100.00%
                                 ======                      ===============                ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                           GROSS MARGINS OF THE LOANS

                                                                                           % of Subgroup II
                                   Number of               Aggregate Remaining            Loans by Remaining
Range of Margins                    Loans                  Principal Balance              Principal Balance

4.000% to 4.499%                        1                    $       228,962                      0.09%
4.500% to 4.999%                        3                            861,252                      0.34
5.000% to 5.499%                        4                            922,049                      0.36
5.500% to 5.999%                      113                         23,414,940                      9.18
6.000% to 6.499%                      141                         25,683,634                     10.07
6.500% to 6.999%                      985                        200,218,401                     78.48
7.000% to 7.499%                       12                          1,719,424                      0.67
7.500% to 7.999%                        2                          1,113,131                      0.44
8.000% to 8.499%                        1                            660,671                      0.26
8.500% to 8.999%                        1                            246,312                      0.10
9.500% +                                1                             48,950                      0.02
                                   ------                    ---------------                   --------
Total(1)                            1,264                    $   255,117,725                    100.00%
                                   ======                    ===============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                         MAXIMUM LOAN RATES OF THE LOANS

                                                                                          % of Subgroup II
                                  Number of               Aggregate Remaining            Loans by Remaining
Range of Maximum Rates              Loans                  Principal Balance              Principal Balance

12.500% to 12.999%                     5                     $     1,261,481                    0.49%
13.000% to 13.499%                    14                           3,533,597                    1.39
13.500% to 13.999%                    45                          11,189,501                    4.39
14.000% to 14.499%                    71                          19,750,809                    7.74
14.500% to 14.999%                   306                          73,462,357                   28.80
15.000% to 15.499%                   154                          32,491,433                   12.74
15.500% to 15.999%                   336                          67,336,677                   26.39
16.000% to 16.499%                   112                          17,171,192                    6.73
16.500% to 16.999%                   134                          17,444,389                    6.84
17.000% to 17.499%                    29                           3,675,747                    1.44
17.500% to 17.999%                    33                           5,327,975                    2.09
18.000% to 18.499%                    18                           1,476,900                    0.58
18.500% to 18.999%                     7                             995,667                    0.39
                                  ------                     ---------------                 --------
Total(1)                           1,264                     $   255,117,725                  100.00%
                                  ======                     ===============                 ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                         MINIMUM LOAN RATES OF THE LOANS

                                                                                          % of Subgroup II
                                   Number of               Aggregate Remaining            Loans by Remaining
Range of Minimum Rates              Loans                  Principal Balance              Principal Balance

  6.500% to    6.999%                  5                     $     1,261,481                    0.49%
  7.000% to    7.499%                 14                           3,533,597                    1.39
  7.500% to    7.999%                 45                          11,189,501                    4.39
  8.000% to    8.499%                 71                          19,750,809                    7.74
  8.500% to    8.999%                306                          73,462,357                   28.80
  9.000% to    9.499%                154                          32,491,433                   12.74
  9.500% to    9.999%                340                          68,326,856                   26.78
 10.000% to    10.499%               111                          17,014,267                    6.67
 10.500% to    10.999%               132                          16,662,673                    6.53
 11.000% to    11.499%                30                           3,781,975                    1.48
 11.500% to    11.999%                32                           5,276,437                    2.07
 12.000% to    12.499%                17                           1,370,672                    0.54
 12.500% to    12.999%                 7                             995,667                    0.39
                                  ------                     ---------------                --------
Total(1)                           1,264                     $   255,117,725                  100.00%
                                  ======                     ===============                ========

---------------
(1)      Percentages may not add to 100% due to rounding.



          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.